As filed with the Securities and Exchange Commission on July 6, 2017

1933 Act File No. 333-

1940 Act File No. 811-10379

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ]       Pre-Effective Amendment No.

[    ]       Post-Effective Amendment No.

and

[X]         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]       Amendment No. 9

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

(Exact Name of Registrant as Specified in Charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(888) 877-4626

(Registrant’s Telephone Number, including Area Code)

Joshua D. Ratner

c/o Pacific Investment Management Company LLC

1633 Broadway

New York, New York 10019

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X].

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Shares, no par value			$1,000,000	$115.90

(1) There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.

(2) Estimated solely for purposes of calculating the registration fee as required by Rule 457(o) under the Securities Act of 1933, as amended.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated July 6, 2017

BASE PROSPECTUS

$[ ]

PIMCO California Municipal Income Fund

Common Shares of Beneficial Interest

Investment Objective. PIMCO California Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company that commenced operations on June 29, 2001, following the initial public offering of its common shares. The Fund’s investment objective is to seek current income exempt from federal and California income tax. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Investment Strategy. The Fund invests in a portfolio of municipal bonds the interest from which is exempt from federal and California income taxes and seeks to achieve its investment objective by using proprietary analytical models that test and evaluate the sensitivity of its investments to changes in interest rates and yield relationships. The Fund is managed according to strategies that focus on credit quality, duration management and other risk management techniques. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.

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The Fund’s common shares (the “Common Shares”) are listed on the New York Stock Exchange (“NYSE”) under the symbol PCQ. The last reported sale price of the Common Shares, as reported by the NYSE on [ ], was $[ ] per Common Share. The net asset value (“NAV”) of the Common Shares at the close of business on [ ], was $[ ] per Common Share.

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in municipal bonds that are rated Ba/BB or B or that are unrated but determined by PIMCO to be of comparable quality and the Fund’s anticipated use of leverage. Before investing in the Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund.” Certain of these risks are summarized in “Prospectus Summary—Principal Risks of the Fund.”

Neither the Securities and Exchange Commission (“SEC”) nor the Commodity Futures Trading Commission (“CFTC”) has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Under normal circumstances, the Fund will have a long average portfolio duration (i.e., within a ten- to twenty-year (10 to 20) range), as calculated by Pacific Investment Management Company LLC, the Fund’s investment manager (“PIMCO” or the “Investment Manager”), although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

Portfolio Contents. The Fund normally invests its net assets in a portfolio of municipal bonds the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by the Investment Manager to be reliable), is exempt from federal and California income taxes (“California Municipal Bonds”). Under normal market conditions, the Fund expects to be fully invested (at least 90% of its net assets) in California Municipal Bonds. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO. The Fund cannot assure you that it will achieve its investment objective. The California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city.

The Fund may invest in structured notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may also engage in credit trade spreads. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest up to 15% of its total assets in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. The Fund may also invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may, but is not required to, invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may invest up to 20% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Leverage. The Fund utilizes leverage through its outstanding auction rate preferred shares (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”) and may obtain additional leverage through the use of tender option bonds. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes certain kinds of leverage, such as tender option bonds, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on

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PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding ARPS through ARPS redemptions or tender offers and may or may not determine to replace such leverage through other sources. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to holders of the Fund’s Common Shares (“Common Shareholders”). Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Use of Leverage,” “Principal Risks of the Fund—Leverage Risk” and “Principal Risks of the Fund—Derivatives Risk.”

This prospectus is part of a registration statement that the Fund has filed with the U.S. Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. The Fund may offer, from time to time, in one or more offerings, up to $[ ] of the Common Shares on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Common Shares that the Fund may offer. Each time the Fund uses this prospectus to offer Common Shares, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and the applicable prospectus supplement, which contain important information about the Fund, carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among the Fund’s underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement describing the method and terms of the particular offering of the Common Shares.

You should retain this prospectus and any prospectus supplement for future reference. A Statement of Additional Information, dated [ ], containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [ ] of this prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s most recent annual and semiannual reports, request information about the Fund and make shareholder inquiries by calling toll-free (844) 337-4626 or by writing to the Fund at c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. The SEC charges a fee for copies. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are available, free of charge, on the Fund’s website (http://www.pimco.com). You can obtain the same information, free of charge, from the SEC’s web site (http://www.sec.gov).

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [ ]

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You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. The Fund has not authorized any other person to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund has authorized or verified it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus or any prospectus supplement is accurate as of any date other than the dates on their respective front covers. The Fund’s business, financial condition, results of operations and prospects may have changed since the date of this prospectus or the date of any prospectus supplement.

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Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest (the “Common Shares”). You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the Statement of Additional Information, especially the information set forth under the heading “Principal Risks of the Fund.”

THE FUND

PIMCO California Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of California. The Fund commenced operations on June 29, 2001, following the initial public offering of its Common Shares.

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol PCQ. As of [ ], the net assets of the Fund attributable to Common Shares were $[ ] and the Fund had outstanding [ ] Common Shares and 6,000 auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares issued by the Fund, “Preferred Shares”). The last reported sale price of the Common Shares, as reported by the NYSE on [ ], was $[ ] per Common Share. The net asset value (“NAV”) of the Common Shares at the close of business on [ ], was $[ ] per Common Share. See “Description of Capital Structure.”

THE OFFERING

The Fund may offer, from time to time, in one or more offerings, up to $[ ] of the Common Shares on terms to be determined at the time of the offering. The Common Shares may be offered at prices and on terms to be set forth in one or more prospectus supplements. You should read this prospectus and the applicable prospectus supplement carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among the Fund’s underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement describing the method and terms of the particular offering of the Common Shares.

USE OF PROCEEDS

The net proceeds of an offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately [ ] days of receipt by the Fund, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, or for temporary defensive purposes. See “Use of Proceeds.”

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks current income exempt from federal and California income tax. The Fund attempts to achieve this objective by investing in a portfolio of municipal bonds the interest from which is exempt from federal and California income taxes as described under “Portfolio Contents” below. As described below, in seeking to achieve its investment objective, the Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are of investment grade quality, including bonds that are unrated but judged to be of investment grade quality by PIMCO. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

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PORTFOLIO MANAGEMENT STRATEGIES

Dynamic Allocation Strategy. On behalf of the Fund, PIMCO employs an active, tax-sensitive approach to investing primarily in intermediate to long duration, investment grade municipal bonds, which carry interest payments that are exempt from federal and California tax. The Fund also seeks to be “AMT-free” by avoiding bonds generating interest that may subject individuals to the alternative minimum tax. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, the Fund offers investors an actively-managed municipal bond portfolio that can capitalize on what PIMCO believes are attractive opportunities across states and sectors within the U.S. municipal market. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies. In selecting securities for the Fund, PIMCO develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to municipal bond market investing, PIMCO attempts to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market, generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.

Credit Quality. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)), or bonds that are unrated but judged to be of comparable quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch, or bonds that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

Independent Credit Analysis. PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual municipal bonds considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio manager utilizes this information in an attempt to minimize credit risk and to identify investments that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield municipal bonds or other securities.

Duration Management. It is expected that the Fund will normally have a long average portfolio duration (i.e., within a ten- to twenty-year (10 to 20) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. There is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on municipal bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

PORTFOLIO CONTENTS

The Fund normally invests its net assets in a portfolio of municipal bonds the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by the Investment Manager to be reliable), is exempt from federal and California income taxes (“California Municipal Bonds”). Under normal market conditions, the Fund expects to be fully invested (at least 90% of its net assets) in California Municipal Bonds. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by PIMCO.

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The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO. The Fund cannot assure you that it will achieve its investment objective. The California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city.

The Fund may invest in structured notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may also engage in credit trade spreads. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest up to 15% of its total assets in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. The Fund may also invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may, but is not required to, invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may invest up to 20% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

LEVERAGE

The Fund utilizes leverage through its outstanding ARPS and may obtain additional leverage through the use of tender option bonds. The amount of leverage the Fund utilizes may vary. Information regarding the terms and features of the ARPS is provided under “Description of Capital Structure” in this Prospectus.

Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities. Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes certain kinds of leverage, such as tender option bonds, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Share redemptions or tender offers and may or may not determine to replace such leverage through other sources. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to holders of the Fund’s Common Shares (“Common Shareholders”). Leveraging is a speculative technique and there are special risks and costs involved.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from tender option bonds or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any prospectus supplement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

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Regarding the costs associated with the Fund’s ARPS, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the ARPS’ then-current rating and a reference interest rate. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008. In July 2012, Moody’s, a ratings agency that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. See “Use of Leverage,” “Description of Capital Structure,” “Principal Risks of the Fund—Leverage Risk,” and “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” for more information.

Under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of tender option bonds, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under tender option bonds or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of senior securities representing indebtedness used by the Fund. However, such instruments, even if covered, represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk.”

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and use of any other forms of leverage (such as the use of tender option bonds or other derivatives strategies), if any, will result in a higher yield on your Common Shares. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, dividend, interest and other costs and expenses borne by the Fund with respect to its Preferred Shares and its use of any other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Investment Manager are based on the average daily net asset value of the Fund (including any assets attributable to any preferred shares), the Investment Manager has a financial incentive for the Fund to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. The fees received by the Investment Manager are not, however, charged on assets attributable to leverage obtained by the Fund other than through preferred shares.

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The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s) that provide ratings for the ARPS, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of Capital Structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INVESTMENT MANAGER

Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees of the Fund (the “Board”), PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. David Hammer, Executive Vice President and Municipal Bond Portfolio Manager at PIMCO, is primarily responsible for the day-to-day management of the Fund.

The Investment Manager receives an annual fee from the Fund, payable monthly, in an amount equal to 0.705% of the Fund’s average daily net assets, including daily net assets attributable to any preferred shares that may be outstanding. Average daily net assets means an average of all of the determinations of the Fund’s net assets (including assets attributable to preferred shares) during a given month at the close of business on each business day during such month. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA, 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of [ ], PIMCO had approximately $[ ] in assets under management.

DIVIDENDS AND DISTRIBUTIONS

The Fund makes regular monthly cash distributions to Common Shareholders at a rate based upon the projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares (and expenses associated with other forms of leverage). The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain and taxable ordinary income, if any. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of Fund distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares (and other forms of leverage). There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. For taxable shareholders, such a distribution may result in higher taxes when the shares are ultimately sold because it may result in a larger gain or a smaller loss on the sale. In the event of a distribution of paid-in capital, shareholders will be receiving their own capital back, net of the Fund’s fees and expenses.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

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The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares of the Fund under the Fund’s Dividend Reinvestment Plan.

See “Distributions” and “Dividend Reinvestment Plan.”

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

The Investment Manager, at its own expense, has retained UBS Warburg LLC to serve as shareholder servicing agent for the Fund. State Street Bank and Trust Company serves as custodian of the Fund’s assets and also provides certain fund accounting and sub-administrative services to the Investment Manager on behalf of the Fund. American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent and dividend disbursement agent. See “Shareholder Servicing Agent, Custodian and Transfer Agent.”

LISTING

The Fund’s outstanding Common Shares are listed on the NYSE under the trading or “ticker” symbol PCQ as will be the Common Shares offered in this prospectus, subject to notice of issuance.

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than NAV. Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. NAV will be reduced immediately following an offering by any sales load and/or commissions and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to NAV, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Use of Leverage,” “Principal Risks of the Fund,” “Description of Capital Structure” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and see “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed for long-term investors and should not be treated as trading vehicles.

PRINCIPAL RISKS OF THE FUND

The following is a summary of the principal risks associated with an investment in Common Shares of the Fund. Investors should also refer to “Principal Risks of the Fund” in this prospectus and “Investment Objective and Policies” in the Statement of Additional Information for a more detailed explanation of these and other risks associated with investing in the Fund.

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value of the Fund’s Common Shares will be reduced immediately following an offering by any sales load and/or commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per Common Share for all existing

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Common Shareholders. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the offering price for Common Shares issued pursuant to an offering. This risk may be greater for investors who sell their Common Shares relatively shortly after completion of an offering.

Interest Rate Risk

Interest rate risk is the risk that the municipal bonds and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and increases in federal funds interest rates in 2015 and 2016, which had not occurred since 2006, could potentially increase the probability of an upward interest rate environment in the near future. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in

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increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s municipal bond investments and in periods of volatility. Further, while U.S. municipal bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Concentration Risk

As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic, regulatory and other factors affecting issuers of California Municipal Bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers of California Municipal Bonds to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers of California Municipal Bonds may be affected from time to time by economic, political and demographic conditions that specifically impact California. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Bonds may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California and there is no obligation on the part of the State to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer of California Municipal Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other California Municipal Bonds as well. Moreover, in such circumstances, the value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund which invests in a number of different states.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see “Appendix B--Factors pertaining to California” in the Statement of Additional Information.

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

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The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. See “Principal Risks of the Fund—Credit Risk” and “Principal Risks of the Fund—Market Risk.”

Municipal securities are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section, and elaborated upon below with respect to municipal bonds.

Interest Rate Risk. The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk. The risk that a borrower may be unable to make interest or principal payments when they are due. Funds that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects the Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent the Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk. The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because the Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

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Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

California State-Specific Risk

The Fund invests substantially all of its assets in California Municipal Bonds, and therefore may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Municipal Project-Specific Risk

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be

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more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a municipal bond or other fixed income security earlier than expected (a call). Issuers may call outstanding municipal bonds or other securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a municipal bond or other security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund holds securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Securities Risk

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See

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“Principal Risks of the Fund—Liquidity Risk.” To the extent the Fund invests in below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “Portfolio Contents—High Yield Securities” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect funds that invest in fixed income securities. As discussed more under “Principal Risks of the Fund—Interest Rate Risk,” interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Municipal Bond Market Risk. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

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Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Liquidity Risk

The Fund may invest up to 20% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. To the extent that the Fund’s principal investment strategies involve Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Principal Risks of the Fund— Valuation Risk.”

Derivatives Risk

The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “Principal Risks of the Fund—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts, call and put options, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leverage risk, counterparty risk, and management risk. See “Principal Risks of the Fund—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may affect the amount, timing, or character of distributions to, and taxes payable by, Common Shareholders. See “Tax Matters.”

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the Fund’s performance, efficiency in implementing their strategy, liquidity and/or ability to pursue its investment objective.

Leverage Risk

The Fund’s use of leverage (as described under “Use of Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to its outstanding Preferred Shares or the net proceeds that the Fund obtains from its use of tender option bonds, derivatives or other forms of leverage, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to the Preferred Shares and interest expense payable by the Fund with respect to any tender option bonds, derivatives and other forms of leverage will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the dividend rate on the Preferred Shares and the interest expenses and other costs to the Fund of such other leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on tender option bonds and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any Preferred Shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, holders of ARPS and any other preferred shareholders of the Fund, and the counterparties to the Fund’s other leveraging transactions, have or will have priority of payment over the Fund’s Common Shareholders.

In addition to tender option bonds (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional

14

value or the market value, as applicable, of those positions. See “Principal Risks of the Fund—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of Leverage.”

Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements for its Preferred Shares or of the Preferred Shares being downgraded by Moody’s. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. The Preferred Shares have, and any tender option bonds, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

Because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including assets attributable to the ARPS and any other preferred shares that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain and issue preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. The fees received by the Investment Manager are not, however, charged on assets attributable to leverage obtained by the Fund other than through preferred shares.

Additional Risks Associated with the Fund’s Preferred Shares

Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares of other closed-end funds in the U.S.) have failed since February 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., a multiple of a reference rate, which is the (i) the higher of the applicable “AA” Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate (for a Dividend Period or a Short Term Dividend Period having 28 or fewer days), (ii) the applicable “AA” Composite Commercial Paper Rate (for a Short Term Dividend Period having more than 28 but fewer than 183 days), (iii) the applicable U.S. Treasury Bill Rate (for any Short Term Dividend Period having 183 or more but fewer than 364 days), and (iv) the applicable U.S. Treasury Note Rate (for any Long Term Dividend Period)). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the costs associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders.

In addition, the multiple used to calculate the maximum applicable rate is based in part on the credit rating assigned to the ARPS by the applicable rating agency (currently, Moody’s), with the multiple generally increasing as the rating declines. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. See “Use of Leverage” and “Description of Capital Structure.” The ARPS could be subject to further ratings downgrades in the future, possibly resulting in increases to the maximum applicable rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the

15

Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders.

The Fund is also subject to certain asset coverage tests associated with the rating agency that rates the ARPS—currently Moody’s. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem ARPS. See “Description of Capital Structure.” Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current rating on the ARPS, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. Rating agency guidelines may be modified by the rating agencies in the future and, if adopted by the Fund, such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, utilizing tender option bonds, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Use of Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. See “Use of Leverage.”

In addition, the Fund is required to satisfy various asset coverage requirements with respects to its ARPS under the terms of the Bylaws. See “Description of Capital Structure—Rating Agency Guidelines and Asset Coverage” for additional detail.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.

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Valuation Risk

The municipal bonds in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds or other obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of municipal bonds may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third party service providers. The Fund and its Common Shareholders could be negatively impacted as a result.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund.

17

In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and, when effective, will operate to require that such programs be restructured. In particular, these rules will preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and, pursuant to a July 2016 order of the Federal Reserve Board of Governors, are required to fully comply by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for Non-Legacy and Legacy TOB Trusts. For example, under a new tender option bond structure, the Fund would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Fund as the TOB residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Fund’s ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Fund. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, such as exchange-traded funds (“ETFs”) and tax-exempt money market funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity. Due to its own financial interest or other business considerations, the Investment Manager may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Investment Manager or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit the Fund’s ability to invest in other investment companies. See “Principal Risks of the Fund—Leverage Risk.”

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Tax Risk

The Fund has elected to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Loan Participations and Assignments Risk

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain

19

loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

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Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and tender option bonds in an amount equal to [ ]% of the Fund’s total managed assets (including assets attributable to such leverage), which reflects approximately the percentage of the Fund’s total managed assets attributable to such leverage as of [ ], 2017, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as other derivative instruments. The table and example below are based on the Fund’s capital structure as of [ ]. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	[ ]%
Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and tender option bonds)
Annual Expenses
Management Fees(4)	[	]%
Dividend Cost on Preferred Shares(5)	[	]%
Interest Payments on Borrowed Funds(6)	[	]%
Other Expenses(7)	[	]%
Total Annual Expenses	[	]%

(1)

In the event that the Common Shares to which this prospectus relates are sold to or through underwriters or dealer managers, a corresponding prospectus supplement will disclose the applicable sales load and/or commission.

(2)

The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)

You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(4)

Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.705% based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified management fee under the investment management agreement. See “Management of the Fund—Investment Manager” for an explanation of the unified management fee.

(5)

Reflects the Fund’s outstanding Preferred Shares as of [ ], 2017, which represented [ ]% of the Fund’s total managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to tender option bonds) as of that date, at an annual dividend cost to the Fund of [ ]%, which is based on current market conditions, and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates. See “Use of Leverage” and “Description of Capital Structure.”

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(6)

Reflects the Fund’s use of leverage in the form of tender option bonds as of [ ], 2017, which represented [ ]% of the Fund’s total managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to tender option bonds) as of that date, at an annual interest rate cost to the Fund of [ ]%, which is based on market conditions. See “Leverage—Effects of Leverage.” The actual amount of borrowings expenses borne by the Fund will vary over time in accordance with the level of the Fund’s use of tender option bonds and/or other forms of borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

(7)	Other Expenses are estimated for the Fund’s current fiscal year ending December 31, 2017.

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of [ ]% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and tender option bonds representing [ ]% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

(1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

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Financial Highlights

The information in the table below for the fiscal periods ended December 31, 2016, December 31, 2015(1), April 30, 2015, April 30, 2014, April 30, 2013, April 30, 2012, and April 30, 2011 is derived from the Fund’s financial statements for the fiscal year ended December 31, 2015 audited by [ ] (“[ ]”), whose report on such financial statements is contained in the Fund’s December 31, 2016 Annual Report and is incorporated by reference into the Statement of Additional Information.

[To be inserted.]

(1)On December 16, 2014, the Board approved a change of PCQ’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

The following table sets forth certain information regarding the Fund’s outstanding ARPS as of the end of the last ten of the Fund’s fiscal years.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per ARPS(2)	Average Market Value per Preferred Share(3)
December 31, 2016	$[ ]	$[ ]	$25,000	$[ ]
December 31, 2015(4)	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2015	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2014	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2013	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2012	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2011	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2010	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2009	$[ ]	$[ ]	$25,000	$[ ]
April 30, 2008	$[ ]	$[ ]	$25,000	$[ ]

(1)

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of the ARPS, expressed as a dollar amount per ARPS.

(2)

“Involuntary Liquidating Preference per ARPS” means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

(3)

The ARPS have no readily ascertainable market value. As discussed herein under “Use of Leverage,” auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale.

(4)

On December 16, 2014, the Board approved a change of the Fund’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

Use of Proceeds

The net proceeds of an offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately [30] days of receipt by the Fund, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds of an offering will be invested in high quality, short-term, municipal or other tax-exempt securities, although the Fund may, if necessary, also invest in other high-quality, short-term securities.

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The Fund

PIMCO California Municipal Income Fund is a diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of California. The Fund was organized as a Massachusetts business trust on May 10, 2001, pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund commenced operations on June  29, 2001, following the initial public offering of its Common Shares.

Investment Objective and Policies

The Fund seeks current income exempt from federal and California income tax. The Fund attempts to achieve this objective by investing in a portfolio of municipal bonds the interest from which is exempt from federal and California income taxes as described under “Portfolio Contents” below. As described below, in seeking to achieve its investment objective, the Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are of investment grade quality, including bonds that are unrated but judged to be of investment grade quality by PIMCO. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and any Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See “Description of Shares – Preferred Shares – Voting Rights” for additional information with respect to the voting rights of holders of Preferred Shares.

Portfolio Management Strategies

Dynamic Allocation Strategy. On behalf of the Fund, PIMCO employs an active, tax-sensitive approach to investing primarily in intermediate to long duration, investment grade municipal bonds, which carry interest payments that are exempt from federal and California tax. The Fund also seeks to be “AMT-free” by avoiding bonds generating interest that may subject individuals to the alternative minimum tax. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, the Fund offers investors an actively-managed municipal bond portfolio that can capitalize on what PIMCO believes are attractive opportunities across states and sectors within the U.S. municipal market. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies. In selecting securities for the Fund, PIMCO develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to municipal bond market investing, PIMCO attempts to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market, generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.

Credit Quality. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch, or bonds that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

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Independent Credit Analysis. PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual municipal bonds considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio manager utilizes this information in an attempt to minimize credit risk and to identify investments that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield municipal bonds or other securities.

Duration Management. It is expected that the Fund will normally have a long average portfolio duration (i.e., within a ten- to twenty-year (10 to 20) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. There is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on municipal bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

Portfolio Contents and Other Information

Investment Parameters

The Fund normally invests its net assets in a portfolio of municipal bonds the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by the Investment Manager to be reliable), is exempt from federal and California income taxes (“California Municipal Bonds”). Under normal market conditions, the Fund expects to be fully invested (at least 90% of its net assets) in California Municipal Bonds. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO. The Fund cannot assure you that it will achieve its investment objective. The California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city.

The Fund may invest in structured notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may also engage in credit trade spreads. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest up to 15% of its total assets in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. The Fund may also invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may, but is not required to, invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

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The Fund may invest up to 20% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Temporary defensive investments. Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of an offering are being invested, the Fund may deviate from its objective and policies and invest some or all of its net assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information. The ability of the fund to use some of the strategies discussed below and in the Statement of Additional Information, such as derivatives, is limited by the Rating Agency guidelines. See Description of Capital Structure” below.

Municipal Bonds

Municipal bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a municipal bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

The California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Revenue Bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

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The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond).

Insured Bonds. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance that this will continue. A higher-than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by such insurance company or companies and on the municipal bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Municipal Lease Obligations.    The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both

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tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. See “Tax Matters.”

Tobacco Settlement Bonds.    Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Tender Option Bonds.    The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that the Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal and California income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing the Volcker Rule and the Risk Retention Rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and, when effective, will operate to require that such programs be restructured. In particular, these rules will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various

28

structuring alternatives for tender option bond programs. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The principal U.S. governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”) or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

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Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities.

Derivatives

The Fund may, but is not required to, utilize derivative strategies for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset or reference rate or index, and may relate to, among others, bonds, interest rates, spreads between different interest rates, and related indexes. Examples of derivative instruments that the Fund may use include, without limit, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal Risks of the Fund–Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “Municipal Bonds–Tender Option Bonds.” Please see “Investment Objective and Policies–Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. [Income earned by the Fund from many derivatives transactions will be treated as capital gain and, if not offset by net realized capital loss will be distributed to shareholders in taxable distributions.] In addition, the Fund is subject to certain restrictions on its use of derivative strategies imposed by guidelines of Moody’s, which issues ratings for the ARPS.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Other Investment Companies

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risks of the Fund—Leverage Risk.”

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a “short sale against the box”), the Fund must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Fund may invest up to 20% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot

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be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means as that term is defined in Rule 35d-1 under the 1940 Act.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

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Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Use of Leverage

The Fund utilizes leverage through its outstanding ARPS and may obtain additional leverage through tender option bonds. Information regarding the terms and features of the ARPS is provided under “Description of Capital Structure” in this prospectus.

Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities. Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes certain kinds of leverage, such as tender option bonds, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding ARPS through ARPS redemptions or tender offers and may or may not determine to replace such leverage through other sources. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to holders of the Fund’s Common Shares (“Common Shareholders”). Leveraging is a speculative technique and there are special risks and costs involved.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from tender option bonds or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any prospectus supplement. So long as the rate of return, net of applicable Fund expenses, on the municipal bond obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investments of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Regarding the costs associated with the Fund’s Preferred Shares, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the ARPS’ then-current rating and a reference interest rate as described below. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008. In July 2012, Moody’s, a ratings agency that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. See “Description of Capital Structure,” “Principal Risks of the Fund—Leverage Risk,” and “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” for more information.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of tender option bonds, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset

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coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under tender option bonds or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of senior securities representing indebtedness used by the Fund. However, such instruments, even if covered, represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk.”

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and use of any other forms of leverage (such as the use of tender option bonds or other derivatives strategies), if any, will result in a higher yield on your Common Shares. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and its use of any other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including any assets attributable to any outstanding Preferred Shares), the Investment Manager has a financial incentive for the Fund to use Preferred Shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. The fees received by the Investment Manager are not, however, charged on asset attributable to leverage obtained by the Fund other than through preferred shares.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s) that provide ratings for the ARPS, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of Capital Structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below assumes the Fund’s continued use of Preferred Shares as of [ ], 2017, representing approximately [ ]% of the Fund’s total managed assets, and tender option bonds as of [ ], 2017, representing approximately [ ]% of the Fund’s total managed assets. The table below also assumes that the Fund will pay dividends on Preferred Shares at an estimated annual effective Preferred Share dividend rate of [ ]% (based on the Preferred Share dividend rate as of [ ], 2017) and interest on tender option bonds at an estimated annual effective interest expense rate of [ ]% (based on market interest rates as of [ ], 2017), for an estimated effective weighted annual cost of leverage of [ ]%. Based on such estimated Preferred Share dividend rate and estimated interest expense rate, the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs is [ ]%. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with tender option bonds (or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

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Assumed Portfolio Total Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio following an offering, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Principal Risks of the Fund

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value of the Fund’s Common Shares will be reduced immediately following an offering by any sales load and/or commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per Common Share for all existing Common Shareholders. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the offering price for Common Shares issued pursuant to an offering. This risk may be greater for investors who sell their Common Shares relatively shortly after completion of an offering.

Interest Rate Risk

Interest rate risk is the risk that the municipal bonds and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and increases in federal funds interest rates in 2015 and 2016, which had not occurred since 2006, could potentially increase the probability of an upward interest rate environment in the near future. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

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Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s municipal bond investments and in periods of volatility. Further, while U.S. municipal bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Concentration Risk

As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic, regulatory and other factors affecting issuers of California Municipal Bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of

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obligations may be made. The ability of state, county, or local governments or other issuers of California Municipal Bonds to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers of California Municipal Bonds may be affected from time to time by economic, political and demographic conditions that specifically impact California. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Bonds may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California and there is no obligation on the part of the State to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer of California Municipal Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other California Municipal Bonds as well. Moreover, in such circumstances, the value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund which invests in a number of different states.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see “Appendix B--Factors pertaining to California” in the Statement of Additional Information.

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

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The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. See “Principal Risks of the Fund—Credit Risk” and “Principal Risks of the Fund—Market Risk.”

Municipal securities are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section, and elaborated upon below with respect to municipal bonds.

Interest Rate Risk. The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk. The risk that a borrower may be unable to make interest or principal payments when they are due. Funds that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects the Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent the Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk. The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because the Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

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California State-Specific Risk

The Fund invests substantially all of its assets in California Municipal Bonds, and therefore may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Municipal Project-Specific Risk

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a municipal bond or other fixed income security earlier than expected (a call). Issuers may call outstanding municipal bonds or other securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a municipal bond or other security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Extension Risk

Mortgage-related and other asset-backed securities are subject to extension risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Prepayment Risk

Mortgage-related and other asset-backed securities are subject to prepayment risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund holds securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Securities Risk

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risks of the Fund—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “Portfolio Contents—High Yield Securities” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

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The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect funds that invest in fixed income securities. As discussed more under “Interest Rate Risk,” interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Municipal Bond Market Risk. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

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Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Liquidity Risk

The Fund may invest up to 20% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. To the extent that the Fund’s principal investment strategies involve Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Principal Risks of the Fund— Valuation Risk.”

Derivatives Risk

The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “Principal Risks of the Fund—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts, call and put options, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leverage risk, counterparty risk, and management risk. See “Principal Risks of the Fund—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may affect the amount, timing, or character of distributions to, and taxes payable by, Common Shareholders. See “Tax Matters.”

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the Fund’s performance, efficiency in implementing their strategy, liquidity and/or ability to pursue its investment objective.

Short Sale Risk

The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. See “Principal Risks of the Fund—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Principal Risks of the Fund—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risks of the Fund—Derivatives Risk.” See also “Principal Risks of the Fund—Segregation and Coverage Risk.”

Leverage Risk

The Fund’s use of leverage (as described under “Use of Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to its outstanding Preferred Shares or the net proceeds that the Fund obtains from its use of tender option bonds, derivatives or other forms of leverage, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to the Preferred Shares and interest expense payable by the Fund with respect to any tender option bonds, derivatives and other forms of leverage will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the dividend rate on the Preferred Shares and the expenses and other costs to the Fund of such other leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on tender option bonds and the dividend rate on outstanding Preferred Shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by Preferred Shareholders) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, the Preferred Shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

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Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged.

In addition, holders of ARPS and any other preferred shareholders of the Fund, and the counterparties to the Fund’s other leveraging transactions, have or will have priority of payment over the Fund’s Common Shareholders.

In addition to tender option bonds (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. See “Principal Risks of the Fund—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of Leverage.”

Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements for its Preferred Shares or of the Preferred Shares being downgraded by Moody’s. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. The Preferred Shares have, and any tender option bonds, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

Because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including assets attributable to the ARPS and any other preferred shares that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain and issue preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. The fees received by the Investment Manager are not, however, charged on assets attributable to leverage obtained by the Fund other than through preferred shares.

Additional Risks Associated with the Fund’s Preferred Shares

Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares of other closed-end funds in the U.S.) have failed since February 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., a

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multiple of a reference rate, which is the (i) the higher of the applicable “AA” Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate (for a Dividend Period or a Short Term Dividend Period having 28 or fewer days), (ii) the applicable “AA” Composite Commercial Paper Rate (for a Short Term Dividend Period having more than 28 but fewer than 183 days), (iii) the applicable U.S. Treasury Bill Rate (for any Short Term Dividend Period having 183 or more but fewer than 364 days), and (iv) the applicable U.S. Treasury Note Rate (for any Long Term Dividend Period)). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the expenses associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders.

In addition, the multiple used to calculate the maximum applicable rate is based in part on the credit rating assigned to the ARPS by the applicable rating agency (currently, Moody’s), with the multiple generally increasing as the rating declines. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. See “Use of Leverage” and “Description of Capital Structure.” The ARPS could be subject to further ratings downgrades in the future, possibly resulting in increases to the maximum applicable rate and related expenses payable by the Fund.

Therefore, it is possible that a substantial rise in market interest rates and/or ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders.

The Fund is also subject to certain asset coverage tests associated with the rating agency that rates the ARPS—currently Moody’s. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem ARPS. See “Description of Capital Structure.” Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current rating on the ARPS, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. Rating agency guidelines may be modified by the rating agencies in the future and, if adopted by the Fund, such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, utilizing tender option bonds, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Use of Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. See “Use of Leverage.”

In addition, the Fund is required to satisfy various asset coverage requirements with respects to its ARPS under the terms of the Bylaws. See “Description of Capital Structure—Rating Agency Guidelines and Asset Coverage” for additional detail.

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Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.

Valuation Risk

The municipal bonds in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds or other obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of municipal bonds may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside

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attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third party service providers. The Fund and its Common Shareholders could be negatively impacted as a result.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulators recently finalized rules implementing Volcker Rule and the Risk Retention Rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and, when effective, will operate to require that such programs be restructured. In particular, these rules will preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with Non-Legacy TOB Trusts, and, pursuant to a July 2016 order of the Federal Reserve Board of Governors, are required to fully comply by July 21, 2017, with respect to investments in and relationships with Legacy TOB Trusts.

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for Non-Legacy and Legacy TOB Trusts. For example, under a new tender option bond structure, the Fund would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Fund as the TOB residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Fund’s ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Fund. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

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Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, such as ETFs and tax-exempt money market funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity. Due to its own financial interest or other business considerations, the Investment Manager may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Investment Manager or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit the Fund’s ability to invest in other investment companies. See “Principal Risks of the Fund—Leverage Risk.”

Tax Risk

The Fund has elected to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders. In order to quality for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

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Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Loan Participations and Assignments Risk

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

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How the Fund Manages Risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

1.

Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

2.

Purchase or sell real estate, although it may purchase securities (including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

3.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described elsewhere in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

4.

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5.

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

6.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The Fund is subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating or ratings from Moody’s on the ARPS. See “Description of Capital Structure.” See also “Investment Objective and Policies” and “Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares (subject to any restrictions discussed under “Description of Capital Structure–Preferred Shares Redemption”) or by reducing any holdings in other instruments that create leverage. As explained above under “Principal Risks of the Fund—Leverage Risk,” the success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional preferred shares or utilize other forms of leverage, such as reverse repurchase agreements, credit default swaps and other derivative instruments. See “Investment Objective and Policies—Portfolio Contents” and “Principal Risks of the Fund—Liquidity Risk.”

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HEDGING AND RELATED STRATEGIES

The Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. For instance, the Fund may invest in structured notes for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, seek to decrease the Fund’s exposure to interest rate risk. Other derivatives strategies and instruments that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to Common Shareholders. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

Management of the Fund

TRUSTEES AND OFFICERS

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager. There are currently eight Trustees of the Fund, two of whom are treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

INVESTMENT MANAGER

PIMCO serves as the investment manager of the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660.

Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of [ ], PIMCO had approximately $[ ] billion in assets under management.

The following individual has primary responsibility for the day-to-day portfolio management of the Fund:

Portfolio Manager	Since	Title	Recent Professional Experience
David Hammer	2015	Executive Vice President and Portfolio Manager

Mr. Hammer is an Executive Vice President and Municipal Bond Portfolio Manager based in New York. He first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. Mr. Hammer re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group. Mr. Hammer holds a Bachelor’s Degree from Syracuse University.

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The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

ADDITIONAL INFORMATION

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not intended to be third-party beneficiaries of such service agreements.

Neither this prospectus, the Fund’s Statement of Additional Information, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Fund creates a contract between a shareholder of the Fund and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, other than pursuant to any rights under federal or state law that cannot be waived. The Trustees may amend this prospectus, the Statement of Additional Information, and any other contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Fund’s prospectus or Statement of Additional Information.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.705% of the Fund’s average daily net assets, including daily net assets attributable to any preferred shares that may be outstanding. Average daily net assets means an average of all the determinations of the Fund’s net assets during a given month at the close of business on each business day during such month.

Pursuant to the Investment Management Agreement, PIMCO shall provide to the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice and statistical and economic data and information. In addition, under the terms of the Investment Management Agreement, subject to the general supervision of the Board of Trustees, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund under what is essentially an all-in fee structure, including but not limited to the supervision and coordination of matters relating to the operation of the Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for the Fund; the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws; the maintenance of the books and records of the Fund; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; the provision of administrative services to shareholders for the Fund including the maintenance of a shareholder information telephone number, the provision of certain statistical information and performance of the Fund, an internet website (if requested), and maintenance of privacy protection systems and procedures; the preparation and filing of such registration statements and other documents with such authorities as may be required to register and maintain the listing of the shares of the Fund; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); and the preparation, filing and distribution of proxy materials, periodic reports to shareholders and other regulatory filings.

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In addition, under the Investment Management Agreement, PIMCO will procure, at its own expense, the following services, and will bear expenses associated with the following for the Fund: a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; a recordkeeping agent to maintain the portfolio accounting records for the Fund; a transfer agent for the Fund; a dividend disbursing agent and/or registrar for the Fund; all audits by the Fund’s independent public accountant (except fees to auditors associated with satisfying rating agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents); valuation services; maintaining the Fund’s tax records; all costs and/or fees incident to meetings of the Fund’s shareholders, the preparation, printing and mailing of the Fund’s prospectuses (although the Fund will bear such expenses in connection with the offerings made pursuant to this prospectus as noted below), notices and proxy statements, press releases and reports to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, the expense of issuing, redeeming, registering and qualifying for sale, common shares with the federal and state securities authorities, and the expense of qualifying and listing Shares with any securities exchange or other trading system; legal services (except for extraordinary legal expenses); costs of printing certificates representing Shares of the Fund; the Fund’s pro rata portion of its fidelity bond and other insurance premiums; and association membership dues.

The Fund (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified fee under the Investment Management Agreement. These include fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; the salaries and other compensation or expenses, including travel expenses, of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; costs, including dividend cost and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; organizational and offering expenses of the Fund, including with respect to share offerings following the Fund’s initial offering (including expenses associated with offerings made pursuant to this prospectus), and expenses associated with tender offers and other share repurchases and redemptions; extraordinary legal costs; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including assets attributable to the ARPS and any other preferred shares that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain and utilize preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the holders of the Fund’s Common Shares, on the other hand. The fees received by the Investment Manager are not, however, charged on assets attributable to leverage obtained by the Fund other than through preferred shares.

A discussion regarding the basis for the Board’s most recent continuation of the Investment Management Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2016.

Net Asset Value

The NAV of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). Domestic fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

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Distributions

The Fund makes regular monthly cash distributions to Common Shareholders at a rate based upon the projected net income of the Fund. [Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources.] Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares (and expenses associated with other forms of leverage). The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain and taxable ordinary income, if any. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of Fund distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares (and other forms of leverage). There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. For taxable shareholders, such a distribution may result in higher taxes when the shares are ultimately sold because it may result in a larger gain or a smaller loss on the sale. In the event of a distribution of paid-in capital, shareholders will be receiving their own capital back, net of the Fund’s fees and expenses.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates. The Fund, as well as several other PIMCO-managed closed end funds, has received exemptive relief from the SEC permitting it to make a greater number of capital gains distributions to holders of the ARPS than would otherwise be permitted by Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit http://www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

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Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares of the Fund under the Fund’s Dividend Reinvestment Plan.

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows Common Shareholders to reinvest Fund distributions in additional Common Shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for Common Shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

AUTOMATIC ENROLLMENT/VOLUNTARY PARTICIPATION

Under the Plan, Common Shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional Common Shares of the Fund, unless the Common Shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the Common Shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33-PIMCO (844 337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

HOW SHARES ARE PURCHASED UNDER THE PLAN

For each Fund distribution, the Plan Agent will acquire Common Shares for participants either (i) through receipt of newly issued Common Shares from the Fund (“newly issued shares”) or (ii) by purchasing Common Shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the NAV is equal to or less than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per Common Share on the payment date. If the NAV is greater than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per Common Share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of Common Shares on a particular date is the last sales price on the exchange where the Common Shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the Common Shares on the exchange on that date.

The NAV per Common Share on a particular date is the amount calculated on that date (normally at the close of regular trading on the NYSE) in accordance with the Fund’s then current policies.

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FEES AND EXPENSES

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your Common Shares held under the Plan.

SHARES HELD THROUGH NOMINEES

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

TAX CONSEQUENCES

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve Common Shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); web site: www.amstock.com.

Description of Capital Structure

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of the Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares (such as the ARPS) are permitted to be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of [ ], 2017.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	[	]
Preferred Shares—ARPS
Series A	2,000	2,000
Series B	2,000	2,000
Series C	2,000	2,000

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The Common Shares of the Fund commenced trading on the NYSE on June 29, 2001, under the trading or “ticker” symbol PCQ. As of the close of trading on the NYSE on [ ], the NAV per Common Share was $[ ], and the closing price per Common Share on the NYSE was $[ ].

Common Shareholders are entitled to share equally in dividends declared by the Board to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of Preferred Shares and any other outstanding preferred shares of beneficial interest. See “—Preferred Share Dividends” below. All Common Shares of the Fund have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares of the Fund are fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting, and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to the holders of any outstanding preferred shares (including the ARPS), and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.

For so long as any ARPS are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of additional Common Shares or options, warrants or rights to subscribe for or purchase Common Shares or other shares ranking junior to the ARPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the ARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to ARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with ARPS as to dividends and upon liquidation), unless and only if: (i) immediately after such transaction, the Fund would have Moody’s Eligible Assets with an aggregate discounted value equal to or greater than the APS Basic Maintenance Amount and 1940 Act APS Asset Coverage (each as defined and described under “—Rating Agency Guidelines and Asset Coverage;” (ii) full cumulative dividends on the ARPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent for the Preferred Shares; (iii) any gross-up dividend required to be paid before the date of such declaration or payment has been made and (iv) the Fund has redeemed the full number of ARPS required to be redeemed by any provision for mandatory redemption contained in the Bylaws. See “—Preferred Shares Redemption.” The Fund expects that similar restrictions would apply to any other classes of preferred shares that the Fund might choose to issue in the future. In addition, if the Fund has outstanding any senior security representing indebtedness, the 1940 Act prohibits the Fund from declaring any dividend or distribution on the Fund’s Common Shares (other than a dividend or distribution paid in shares of additional Common Shares) unless such senior securities representing indebtedness have, at the time of the declaration, asset coverage of at least 300% after deducting the amount of such dividend or distribution. See “Use of Leverage.”

Shareholders of each class are entitled to one vote for each share held. Common Shareholders will vote with the holders of any outstanding Preferred Shares or other preferred shares as a single class on each matter submitted to a vote of holders of Common Shares, except as otherwise provided by the Declaration, the Bylaws or applicable law. Except as otherwise provided by the Declaration, the Bylaws or applicable law, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees. The remaining Trustees are elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Trustees until all dividends in arrears have been paid or declared and set apart for payment.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

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ADDITIONAL INFORMATION REGARDING THE PREFERRED SHARES

The Fund initially issued ARPS in three series (Series A, Series B, and Series C) in August 2001, in the amount of 2,000 per series. The ARPS have a no par value and liquidation preference of $25,000 per share. The ARPS have various rights determined by action of the Board without the approval of Common Shareholders, most of which are specified in Article 11 of the Bylaws. At present, the Fund has a total of 6,000 ARPS outstanding (2,000 shares per series), with a total liquidation value of $150,000,000.

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of ARPS have preemptive rights to purchase any other preferred shares that might be issued by the Fund.

PREFERRED SHARE DIVIDENDS

The ARPS have complete priority over the Common Shares as to distribution of assets. The terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the ARPS then-current rating and a reference interest rate as described below.

However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum applicable rate under the Bylaws. In July 2012, Moody’s, a ratings agency that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. The Fund expects that the ARPS will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning

As noted, the “maximum applicable rate” for each series of ARPS depends on the credit ratings assigned to such shares (currently by Moody’s). The maximum applicable rate for any regular rate period (i.e., any rate period other than a non-payment period) will be the applicable percentage of the reference rate. The reference rate is (i) the higher of the applicable 30-day “AA” Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate (for a Dividend Period or a Short Term Dividend Period having 28 or fewer days), (ii) the applicable “AA” Composite Commercial Paper Rate (for a Short Term Dividend Period having more than 28 but fewer than 183 days), (iii) the applicable U.S. Treasury Bill Rate (for any Short Term Dividend Period having 183 or more but fewer than 364 days), and (iv) the applicable U.S. Treasury Note Rate (for any Long Term Dividend Period). The applicable percentage for any regular rate period will generally be determined based on the credit ratings assigned to the ARPS by Moody’s on the auction date for such period (as set forth in the table below) and whether the Fund has provided notification to the auction agent of the Fund for any dividend that net capital gains or other taxable income will be included in such dividend on the ARPS as follows:

Moody’s Credit Rating	Percentage of Reference Rate – No Notification	Percentage of Reference Rate - Notification
Aa3 or higher	110%	150%
A	125%	160%
Baa	150%	250%
Below Baa	200%	275%

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required to satisfy various asset maintenance requirements with respect to its ARPS under the terms of the Bylaws, which are summarized below.

1940 Act APS Asset Coverage

The Fund is required under the Bylaws to maintain, with respect to the ARPS, as of the last business day of each month in which any Preferred Shares are outstanding, 1940 Act APS Asset Coverage (as defined below) of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares. If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last business day of the following month (the “1940 Act Cure Date”), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See “—Preferred Shares Redemption.”

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The “1940 Act APS Asset Coverage” with respect to the Fund’s currently outstanding ARPS is equal to the following ratio, which as of [ ] was as follows:

Value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities	=	[ ]%
Senior securities representing indebtedness plus liquidation value of the ARPS

APS Basic Maintenance Amount

To pay any dividend or distribution in respect of Common Shares, the Fund generally must have eligible assets having in the aggregate a discounted value equal to or in excess of an “APS Basic Maintenance Amount.” Generally, the APS Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference plus any redemption premium applicable to the Fund’s preferred shares then outstanding (including the ARPS) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on its preferred shares then outstanding (including the ARPS).

Article 11 of the Bylaws includes Moody’s-specific guidelines for calculating discounted value for purposes of determining whether the Fund has Moody’s Eligible Assets with an aggregate discounted value equal to or greater than the APS Basic Maintenance Amount. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund’s eligible assets is at least equal to the APS Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the Moody’s guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund’s portfolio. Such ineligible securities may include, for example, certain debt securities of certain U.S. and non-U.S. issuers. The Moody’s guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund’s assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Moody’s eligible assets included in the portfolio.

In the event the Fund does not timely cure a failure to maintain (a) the APS Basic Maintenance Amount or (b) 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the ARPS, the Fund will be required to redeem ARPS as described under “—Preferred Shares Redemption—Mandatory Redemption.”

In addition to the requirements described above, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to obtain and maintain a rating from Moody’s on the ARPS. It is not currently anticipated that these guidelines will materially impede PIMCO from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s with respect to its ratings of the ARPS. Failure to adopt any such modifications, however, may result in a reduction in the rating described above or a withdrawal of rating altogether. In addition, any rating agency providing a rating for the ARPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal various definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s (or any substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned by the rating agency to the ARPS.

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The ratings of the ARPS are based on current information furnished to Moody’s by the Fund or the Investment Manager or information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a nationally recognized statistical rating organization. A rating agency’s guidelines will apply to the ARPS only so long as the rating agency is rating the shares. The Fund pays certain fees to Moody’s for rating the ARPS.

The foregoing description of the rating agency guidelines and asset coverage requirements applicable to the ARPS is intended only as a summary and is qualified in its entirety by reference to the actual terms of Article 11 and other relevant provisions of the Bylaws.

LIQUIDATION PREFERENCE

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of ARPS then outstanding would be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution would be made on the Fund’s Common Shares or any other class of shares of the Fund ranking junior in right of payment upon liquidation to the ARPS, an amount equal to the liquidation preference with respect to such ARPS ($25,000 per share for the ARPS), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding ARPS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on parity with the ARPS as to payment upon liquidation, then such assets will be distributed among the holders of ARPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After the payment to the holders of ARPS of the full preferential amounts provided for as described herein, the holders of ARPS as such would have no right or claim to any of the remaining assets of the Fund. For these purposes, a liquidation of the Fund does not include the sale of all or any portion of the assets of the Fund or the merger, consolidation or statutory share exchange of the Fund into or with any trust or other entity.

As used in this prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of the Preferred Shares from “net assets,” so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Shares will be treated as stock (rather than indebtedness).

PREFERRED SHARES REDEMPTION

Mandatory Redemption

As noted above, the Fund is required under the Bylaws to maintain (a) the APS Basic Maintenance Amount and (b) 1940 Act APS Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agency then rating the then outstanding ARPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the Bylaws, the Fund would be required to redeem all or a portion of the ARPS. This mandatory redemption would take place on a date that the Board specifies out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of ARPS required to be redeemed in accordance with the foregoing, the Fund would redeem the lesser of (a) the minimum number of ARPS necessary to have Moody’s Eligible Assets with an aggregate discounted value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, and (b) the maximum number of ARPS and any other Preferred Shares of the Fund subject to redemption or retirement that can be redeemed out of funds expected to be legally available therefor at the time of redemption, and in any case will redeem such Preferred Shares pro rata among the ARPS and any other Preferred Shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of ARPS and any other Preferred Shares necessary to restore the required APS Basic Maintenance Amount or 1940 Act APS Asset Coverage, as the case may be.

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Optional Redemption

To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem the ARPS, in whole or in part, out of funds legally available therefore, at the Optional Redemption Price (as defined below) per share on any dividend payment date, provided that no ARPS may be redeemed at the option of the Fund during (a) the initial dividend period with respect to a series of the ARPS or (b) a non-call period to which such shares are subject. “Optional Redemption Price” means $25,000 per share of ARPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the applicable redemption premium attributable to the designation of a premium call period, but excluding gross-up dividends. The Fund has the authority to redeem the ARPS for any reason and may redeem all or part of the outstanding ARPS if it anticipates that the Fund’s leveraged capital structure will result, for a significant period of time, in a lower rate of return to Common Shareholders than that obtainable if the Common Shares were not so leveraged.

Although the ARPS are subject to redemption under certain circumstances as described above, unlike the shares of an open-end mutual fund, the ARPS may not be redeemed at a shareholder’s option at NAV or otherwise.

Gross-up Dividends

The Fund may retroactively allocate net capital gains or other taxable income to the ARPS without giving the advance notice to the auction agent. If the Fund does so solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of ARPS or the liquidation of the Fund (a “Retroactive Taxable Allocation”), the Fund, within 90 days (and generally within 60 days) after the end of the Fund’s fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the auction agent and to each holder of ARPS during such fiscal year at such holder’s address as the same appears or last appeared on the share books of the Fund. Within 30 days after such notice is given to the auction agent, the Fund will pay to the auction agent (who then will distribute to such holders of the ARPS), out of funds legally available therefor, an amount equal to the aggregate Gross-up Dividend (as defined below) with respect to all retroactive taxable allocations made to such holders during the fiscal year in question. The Fund will not otherwise compensate the holders of the ARPS for any tax liability caused by the retroactive allocation of net capital gains or other taxable income to the ARPS. See “Tax Matters.”

A “Gross-up Dividend” means a payment to a present or former holder of the ARPS of an amount which, when giving effect to the retroactive taxable allocation made to such holder with respect to the fiscal year in question, would cause such holder’s after-tax return (taking into account both the retroactive taxable allocation and the Gross-up Dividend) to be equal to the after-tax return the holder would have received if there had been no retroactive taxable allocation. A Gross-up Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that none of the dividends received from the Fund is a preference item and (iii) assuming that each retroactive taxable allocation would be taxable to each holder of ARPS at the maximum combined effective marginal federal and California State income tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions or the benefit of lower tax brackets). The Fund generally intends to designate any Gross-up Dividend as an “exempt-interest” dividend to the extent permitted by applicable law. However, a portion or all of any Gross-up Dividend will be taxable to the recipient thereof. See “Tax Matters.” The Fund will not pay a further Gross-up Dividend with respect to any taxable portion of a Gross-up Dividend. The Fund shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Fund.

Plan of Distribution

The Fund may sell Common Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable prospectus supplement will identify any underwriter or agent involved in the offer and sale of the Common Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

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The distribution of the Common Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

The Fund may sell the Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of the Common Shares, underwriters or agents may receive compensation from the Fund in the form of discounts, concessions or commissions. Underwriters may sell Common Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Common Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of the Common Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable prospectus supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority member or independent broker-dealer will not exceed 8% for the sale of any securities being registered pursuant to Rule 415 under the Securities Act. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any over-allotments.

Under agreements into which the Fund may enter, underwriters, dealers and agents who participate in the distribution of the Common Shares may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with the Fund, or perform services for the Fund, in the ordinary course of business.

If so indicated in the applicable prospectus supplement, the Fund will, or will authorize underwriters or other persons acting as its agents to, solicit offers by certain institutions to purchase Common Shares from the Fund pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Fund. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Common Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

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In order to comply with the securities laws of certain states, if applicable, Common Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the trading or “ticker” symbol PCQ. The Fund’s Common Shares commenced trading on the NYSE in June 29, 2001. The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to NAV. The conduct of any offering and the issuance of additional Common Shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of shares available, which may put downward pressure on the market price for the Common Shares. The NAV of the Fund’s Common Shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per Common Share for all existing Common Shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See “Net Asset Value” for information as to how the Fund’s NAV is determined.

	Common share market price(1)				Common share net asset value				Premium (discount) as a % of net asset value

Quarter	High		Low		High		Low		High	Low
Quarter ended March 31, 2017	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended December 31, 2016	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended September 30, 2016	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended June 30, 2016	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended March 31, 2016	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended December 31, 2015	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended September 30, 2015	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended June 30, 2015	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
Quarter ended March 31, 2015	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %

(1) Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The Fund’s NAV per Common share at the close of business on [ ] was $[ ] and the last reported sale price of a Common Share on the NYSE on that day was $[ ], representing a [ ]% premium to such NAV.

Anti-Takeover and Other Provisions in the Declaration of Trust

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

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The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration and Bylaws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders, including Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; Conversion to Open-End Fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the dividend costs and other costs of the ARPS and any other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of the Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund

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shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Board of Trustees regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. See “Tax Matters” in the Statement of Additional Information for a discussion of the tax implications of a tender offer by the Fund.

If the Fund were to convert to an open-end company, it would be required to repurchase all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to NAV.

The California Municipal Bonds in which the Fund primarily invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. Substantially all of the Fund’s dividends paid to you are expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trust and estates. Interest on certain municipal securities, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. If the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the percentage includable in federal alternative minimum taxable income. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal securities.

[Tax Matters

U.S. Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other and different tax considerations applicable to particular investors, such as insurance companies, financial institutions, broker-dealers, tax-deferred retirement plans and non-U.S. shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

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Taxation of the Fund

The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, or securities and net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code). If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), its net tax-exempt income, if any, and its net capital gains (the excess of net long-term capital gains over net short-term capital loss, determined in each case with reference to any capital loss carryforwards) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gains each year.

The California Municipal Bonds in which the Fund primarily invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund’s dividends to you will qualify as “exempt-interest dividends,” which are not generally subject to federal income tax. An investment in the Fund may result in liability for federal alternative minimum tax for both individual and corporate shareholders. The Fund will seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you.

As described above in the section entitled “Preferred Shares–Gross-up Dividends,” the terms of the Preferred Shares require, in certain circumstances, that the Fund distribute Gross-up Dividends to holders of the Preferred Shares. It is anticipated that the allocation rules described in the noted section will, in a number of circumstances, require the Fund to distribute such Gross-up Dividends. Such Gross-up Dividends would reduce the amount available for distribution to Common Shareholders.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed.

The Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than exempt interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax-exempt. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

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If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it also will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain and pays tax on such amount, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares of the Fund owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to immediately above) are generally treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification, or distribution test, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

As described under “Use of Leverage” above, if at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. The Fund may repurchase or otherwise retire Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies.

Distributions

The Fund intends to make monthly distributions of net investment income. Unless a Common Shareholder elects to receive distributions in cash, all distributions to Common Shareholders whose shares are registered with the Plan Agent will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund. A shareholder whose distributions are reinvested in Common Shares of the Fund under the Plan will be treated as having received a dividend equal to either (i) if newly issued Common Shares are issued under the Plan, generally the fair market value of the newly issued Common Shares issued to the Common Shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

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For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares of the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, determined in each case with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by a non-corporate shareholder, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Common Shareholder and Fund levels.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares of the Fund, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Common Shareholder of such shares.

The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each tax year to allocate Capital Gain Dividends between and among its Common Shares and each series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or as qualified dividend income will similarly be allocated between and among Common Shares and each series of Preferred Shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, Capital Gain Dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Fund’s Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of the Fund’s Common Shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares of the Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares of the Fund are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares of the Fund held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the Common Shareholder with respect to the shares. For purposes of determining whether Common Shares of the Fund have been held for six months or less, the holding period is suspended for any periods during which the Common

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Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares of the Fund will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Medicare Tax

A new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by the Fund, and net capital gains recognized on the sale or exchange of Common Shares of the Fund.

Certain Fund Investments

From time to time, a substantial portion of the Fund’s investments in debt obligations could be treated as having “original issue discount” (“OID”) and/or “market discount” for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such interest.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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It is possible that the Fund’s use of derivatives and hedging activities will produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will generally be subject to U.S. federal income tax. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such Common Shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds, if any, paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding.

Shares Purchased Through Tax-Advantaged Plans

Special tax rules apply to investments though defined contribution plans and other tax-advantaged plans. Common Shareholders should consult their tax advisors to determine the suitability of the Fund’s Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

General

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Please see “Taxation” in the Statement of Additional Information for additional information regarding the tax aspects of investing in Common Shares of the Fund.]

California Tax Matters

[The Fund’s regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on obligations that, when held by individuals, pay interest that is exempt from taxation by California under California law (e.g., obligations of California and its political subdivisions) or federal law, so long as at the close of each quarter of the Fund’s taxable year at least 50 percent of the value of the Fund’s total assets

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consist of such obligations. The portion of the Fund’s monthly dividends that is attributable to income other than as described in the preceding sentence will be subject to the California income tax. The Fund expects to earn no or only a minimal amount of such non-exempt income. You will be subject to California personal income taxes to the extent the Fund distributes any taxable income or realized capital gains, or if you sell or exchange Common Shares and realize a capital gain on the transaction. Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.]

Shareholder Servicing Agent, Custodian and Transfer Agent

The Investment Manager, at its own expense, has retained UBS Warburg LLC to serve as shareholder servicing agent for the Fund.

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Independent Registered Public Accounting Firm

[ ] serves as independent registered public accounting firm for the Fund. [ ] provides audit services, tax and other audit related services to the Fund.

Legal Matters

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts.

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Table of Contents for Statement of Additional Information [To be updated]

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa3 by Moody’s, BBB- by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

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Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings

Moody’s short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding one year. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

US Municipal Short-Term Debt and Demand Obligation Ratings Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

∎ Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

∎ Nature of and provisions of the obligation and the promise Standard & Poor’s imputes;

∎ Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers

Standard & Poor’s uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

∎ Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

∎ Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

∎ Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

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∎ Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

∎ Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

∎ A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

81

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

82

[Insert PIMCO logo]

[ ] Shares

PIMCO California Municipal Income Fund

Common Shares

PROSPECTUS

[Date]

83

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 6, 2017

FORM OF PROSPECTUS SUPPLEMENT

(To Prospectus dated _______, 2017)

PIMCO California Municipal Income Fund

[ ] Common Shares

PIMCO California Municipal Income Fund (the “Fund”) is offering for sale [ ] of its common shares of beneficial interest (the “Common Shares”). The Common Shares are traded on the New York Stock Exchange under the trading or “ticker” symbol “PCQ.” The last reported sale price for the Common Shares on [ ] was $[ ] per share. The net asset value (“NAV”) of the Common Shares at the close of business on [ ] was $[ ] per share.

You should review the information set forth under “Principal Risks of the Fund” on page [ ] of the accompanying prospectus before investing in Common Shares

	Per Share	Total(1)
Public offering price	[ ]	$[ ]
Underwriting discounts and commissions	[ ]	$[ ]
Proceeds, before expenses, to the fund	[ ]	$[ ]

(1) The aggregate expenses of the offering are estimated to be $[ ], which represents approximately $[ ] per share.

The underwriters may also purchase up to an additional [ ] Common Shares from the Fund at the public offering price, less underwriting discounts and commissions, if any, within [ ] days after the date of this prospectus supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[ ] and the total underwriting discounts and commissions would be $[ ]. The Common Shares will be ready for delivery on or about [ ].

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in the Common Shares and retain them for future reference. The prospectus supplement and the accompanying prospectus contain important information about the Fund. Material that has been incorporated by reference and other information about us can be obtained from us by calling toll-free (844) 33-PIMCO (844-337-4626) or by writing to the Fund at c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. by calling (202) 551-8090. The SEC charges a fee for copies. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are available, free of charge, on the Fund’s website (http://www.pimco.com). You can obtain the same information, free of charge, from the SEC’s web site (http://www.sec.gov).

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund’s portfolio manager, and the Fund’s use of leverage. Before investing in the Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund.” Certain of these risks are summarized in “Prospectus Summary—Principal Risks of the Fund.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1

Prospectus Supplement

2

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund or the underwriters have authorized or verified it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date on the front hereof or thereof. The Fund’s business, financial condition, results of operations and prospects may have changed since those date.

This document has two parts. The first part is this prospectus supplement, which describes the terms of this offering of Common Shares and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus before investing in the Common Shares.

3

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and tender option bonds in an amount equal to [ ]% of the Fund’s total managed assets (including assets attributable to such leverage), which reflects approximately the percentage of the Fund’s total managed assets attributable to such leverage as of [ ], and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as other derivative instruments. The table and example below are based on the Fund’s capital structure as of [ ]. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	[ ]%
Offering Expenses Borne by Common Shareholders (as a percentage of offering price)	[ ]%
Dividend Reinvestment Plan Fees(1)	None

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and tender option bonds)
Annual Expenses
Management Fees(2)	[	]%
Dividend Cost on Preferred Shares(3)	[	]%
Interest Payments on Borrowed Funds(4)	[	]%
Other Expenses(5)	[	]%
Total Annual Expenses	[	]%

(1)

You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(2)

Management Fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.705% based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified management fee under the investment management agreement. See “Management of the Fund—Investment Manager” for an explanation of the unified management fee.

(3)

Reflects the Fund’s outstanding Preferred Shares as of [ ], which represented [ ]% of the Fund’s total managed assets (including the liquidation preference of outstanding Preferred Shares and the assets attributable to tender option bonds) as of that date, at an annual dividend cost to the Fund of [ ]%, assuming the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates. See “Use of Leverage” and “Description of Capital Structure.”

(4)

Reflects the Fund’s use of leverage in the form of tender option bonds as of [ ], 2017, which represented [ ]% of the Fund’s total managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to tender option bonds) as of that date, at an annual interest rate cost to the Fund of [ ]%, which is based on current market conditions. See “Leverage—Effects of Leverage.” The actual amount of borrowings expenses borne by the Fund will vary over time in accordance with the level of the Fund’s use of tender option bonds and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

4

(5)	Other Expenses are estimated for the Fund’s current fiscal year ending December 31, [ ].

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund (including the total sales load or commission of $[ ] and the other estimated costs of this offering to be borne by the Common Shareholders of $[ ]), assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of [ ]% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and tender option bonds representing [ ]% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

(1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payment on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

5

Use of Proceeds

The net proceeds of an offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in in accordance with its investment objectives and policies within approximately [30] days of receipt by the Fund, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds of an offering will be invested in high quality, short-term, municipal or other tax-exempt securities, although the Fund may, if necessary, also invest in other high-quality, short-term securities.

Financial Highlights

The information in the table below for the fiscal periods ended December 31, 2016, December 31, 2015(1), April 30, 2015, April 30, 2014, April 30, 2013, April 30, 2012, and April 30, 2011 is derived from the Fund’s financial statements for the fiscal year ended December 31, 2015 audited by [ ] (“[ ]”), whose report on such financial statements is contained in the Fund’s December 31, 2017 Annual Report and is incorporated by reference into the Statement of Additional Information.

[To be inserted.]

(1)On December 16, 2014, the Board approved a change of PCQ’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

Price Range of Common Shares

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per share of the Common Shares and the NAV and the premium or discount from NAV per share at which the Common Shares were trading, expressed as a percentage of NAV, at each of the high and low sale prices provided.

[To be provided.]

The last reported price for the Common Shares on [ ] was $[ ] per share.

Underwriting

Under the Sales Agreement among the Fund, the Investment Manager and [ ], upon written instructions from the Fund, [ ] will use its commercially reasonable efforts consistent with its normal sales and trading practices, to solicit offers to purchase the Fund’s Common Shares, under the terms and subject to the conditions set forth in the Sales Agreement. [ ]’s solicitation will continue until the Fund instructs [ ] to suspend the solicitations and offers or the solicitation is otherwise terminated in accordance with the Sales Agreement. The Fund will instruct [ ] as to the amount of Common Shares to be sold by [ ]. The Fund may instruct [ ] not to sell the Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or [ ] may suspend the offering of Common Shares upon proper notice and subject to other conditions.

[ ] will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following the trading day on which the Common Shares are sold under the Sales Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to [ ] in connection with the sales.

The Fund will pay [ ] commissions for its services in acting as agent in the sale of the Common Shares. [ ] will be entitled to compensation of between [ ]% and [ ]% of the gross sales price per share of any Common Shares sold under the Sales Agreement. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus.

6

Actual sales, if any, of the Common Shares under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Common Shares at the time of any such sale. Assuming [ ] Common Shares offered hereby are sold at a market price of $[ ] per share (the last reported sale price for the Common Shares on the NYSE on [ ], 2017), we estimate that the total expenses for the offering, including expenses attributable to Common Shares sold through [ ], 2017, and excluding compensation payable to [ ] under the terms of the Sales Agreement, would be approximately $[ ].

Settlement for sales of any Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and [ ] in connection with a particular transaction, whereupon the net proceeds of the sales will be delivered to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Common Shares on behalf of the Fund, [ ] may, and will with respect to sales effected in an “at the market” offering, be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of [ ] may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to [ ] against certain civil liabilities, including liabilities under the Securities Act.

The offering of Common Shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all Common Shares subject the Sales Agreement or (2) termination of the Sales Agreement. The Sales Agreement may be terminated by the Fund in its sole discretion at any time by giving notice to [ ]. In addition, [ ] may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion by giving notice to us at any time following the period of twelve (12) months after the date of the Sales Agreement.

The Fund may engage in brokerage and other dealings with [ ] in the ordinary course of business for which [ ] may receive customary fees and commissions for its services on these transactions.

The principal business address of [ ] is [ ].

Legal Matters

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters will be passed upon for the underwriters by [ ].

[Unaudited] Financial Statements as of [ ]

[To be provided.]

7

[Insert PIMCO Logo]

[•] Shares

PIMCO California Municipal Income Fund

Common Shares

PROSPECTUS SUPPLEMENT

[Date]

[Underwriters]

8

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion dated July 6, 2017

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

Statement of Additional Information

[ ], 2017

PIMCO California Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company.

Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), 650

Newport Center Drive, Newport Beach, California 92660, is the investment manager to the

Fund.

This Statement of Additional Information relating to the common shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [ ] (the “Prospectus”) and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. A copy of the Prospectus and any related prospectus supplement may be obtained without charge by calling 844-377-4626. You may also obtain a copy of the Prospectus or any related prospectus supplement on the Web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

THE FUND

The Fund commenced operations on June 29, 2001, following the initial public offering of its common shares. The Fund was organized as a Massachusetts business trust on May 10, 2001. Prior to commencing operations on June 29, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees (the “Board”) without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

Municipal Securities

Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds the interest from which, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), is exempt from federal and California income taxes (“California Municipal Bonds”). Under normal market conditions, the Fund expects to be fully invested (at least 90% of its net assets) in California Municipal Bonds. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.

The Fund may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies. The California Municipal Bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, PIKs and step-coupon securities and may be privately placed or publicly offered.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations. Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal and California income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the Internal Revenue Service (“IRS”) determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Municipal Bonds. The Fund will invest at least 80% of its net assets in Municipal Bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc.

(“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)) or bonds that are unrated but judged to be of comparable quality by the Fund’s portfolio manager, Pacific Investment Management Company LLC (“PIMCO”). The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” For a description of the risks associated with lower quality securities, see “High Yield Securities (‘Junk Bonds’)” below.

The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user and any guarantor. The Fund does not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the IRS, the Fund’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Economic downturns and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal bond investment opportunities. The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in PIMCO’s evaluation of the issuer. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”)” below.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The perceived increased likelihood of default among issuers of municipal bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal bonds.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by the Fund and the value of such municipal bonds held by the Fund may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after the Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors (or 45% in the case of Recovery Zone Economic Development Bonds). The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds or similar taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt municipal bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt municipal bonds during the same period.

The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

Tender Option Bonds

The Fund may also invest up to 15% of its total assets in trust certificates issued in tender option bond programs (“TOBS”). In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by the Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and, when effective, will operate to require that such programs be restructured. In particular, these rules will preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and, pursuant to a July 2016 order of the Federal Reserve Board of Governors, are required to fully comply by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for Non-Legacy and Legacy TOB Trusts. For example, under a new tender option bond structure, the Fund would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Fund as the TOB residual holders. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Fund’s ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the Municipal Bond market and the Fund. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies adopted Risk Retention Rules which are scheduled to take effect in December 2016. The Risk Retention Rules would require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Fund may be in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. There can be no assurances that the Fund can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Fund unwind existing TOB Trusts. Until all restructurings are completed, the Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Municipal Warrants

The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment in which the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and may have reduced liquidity.

Municipal Market Data Rate Locks

The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Fund.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Issuers

The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. The Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile.

A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the nationally recognized statistical rating organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s, BB or below by S&P or BB or below by Fitch) or (2) if unrated, determined by PIMCO to be of comparable quality to obligations so rated. Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch, and are commonly referred to as “high yield” securities or “junk bonds.” Additional information about Moody’s, S&P’s and Fitch’s securities ratings is included in Appendix A to the Prospectus.

Investors should consider the risks associated with high yield securities and debt securities of distressed issuers before investing in the Fund. Investment in high yield securities and debt securities of distressed issuers generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt.

The Fund’s investments in high yield securities, debt securities of distressed issuers and unrated securities of similar credit quality may subject it to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price.

A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed issuers because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in these securities. In addition, the high yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund’s investment objective may, to the extent of its investments in high yield securities, depend more heavily on PIMCO’s creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities structured as “zero-coupon” bonds or “payment-in-kind” securities (“PIKs”) tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of income without a corresponding receipt of actual cash currency. PIMCO seeks to reduce these risks through credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements (including when it is not advantageous to do so).

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Fund. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero coupon bonds or PIKs may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed issuers can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Extension Risk

Mortgage-related and other asset-backed securities are subject to extension risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Prepayment Risk

Mortgage-related and other asset-backed securities are subject to prepayment risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Mortgage-Related and Other Asset-Backed Instruments

The Fund may invest in a variety of mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related assets include, but are not limited to, any mortgage-related assets issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, such as assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass- through securities, and stripped mortgage securities (generally interest-only and principal-only securities). Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets. Mortgage-related assets also may include, without limitation, commercial and residential mortgage loans, and may relate to domestic or non-U.S. mortgages.

The value of some mortgage-related or other asset-backed securities (“ABS”) in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. See “–Mortgage Pass-Through Securities” below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related assets, and in other types of mortgage-related and ABS. See “–Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related assets in which the Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related assets, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related assets.

Privately-issued mortgage-related assets are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related assets that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related assets may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related assets and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately issued mortgage-related assets pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Fund may purchase privately issued mortgage-related assets that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related assets, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related asset could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related asset. If one or more of those representations or warranties is false, then the holders of the mortgage-related assets (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Privately issued mortgage-related assets are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related assets held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The risk of non-payment is greater for mortgage-related assets that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Adjustable rate mortgage-related and other ABS are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other ABS only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Agency Mortgage-Related Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the United States Department of Housing and Urban Development (the “Department of Housing and Urban Development” or “HUD”). GNMA is

authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by HUD and the Office of Federal Housing Enterprise Oversight. As described below under “U.S. Government Securities,” FNMA is now under conservatorship by the Federal Housing Finance Agency (“FHFA”). FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described below under U.S. Government Securities, FHLMC is now under conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, the FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase

Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the FHA or guaranteed by the VA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related (Non-Agency) Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Manager determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

The assets underlying mortgage-related securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C

Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or ABS.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objective and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed instruments.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBSs, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid.”

Other Mortgage-Related Assets. Other mortgage-related assets include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or SMBS. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Fund may invest in, or have exposure to, ABS, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support ABS. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an Asset-backed securities transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, PIMCO also may invest in other types of asset-backed and related securities (such as credit card receivables or student loans). Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real-estate linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations if it invests in REITs.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, adverse changes to the tax laws, and failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, some REITS have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITS are also generally harder to value and may bear higher fees than public REITs.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as FHLMC and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the FHFA, a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility that is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Reform Act, which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Corporate Debt Securities

The Fund may invest in corporate debt securities of U.S. issuers, and/or it may hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund’s investments in U.S. dollar-denominated corporate debt securities of domestic issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest. Corporate income-producing securities may include forms of preferred or preference stock. The rate interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Corporate debt securities may be acquired with warrants attached. Securities rated Baa by Moody’s, BBB by S&P and BBB by Fitch are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as “having adequate capacity to meet financial commitments, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.” For securities rated BBB, Fitch states that “.... expectations of default risk are currently low... capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” above.

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch Ratings to commercial paper.

Convertible Securities

The Fund may invest in convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is typically governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will typically be principally influenced by its conversion value. A convertible security generally sells at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Equity Securities

Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stock in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). PIMCO expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Loans and Other Indebtedness; Loan Participations and Assignments

The Fund may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund may invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. The Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Loans and other types of direct indebtedness (which the Fund may invest in or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

In purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Fund performance.

Various state licensing requirements could apply to the Fund with respect to investments in loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-

fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Senior Loans

To the extent the Fund invests in senior loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in the Fund that invests in such instruments should be considered speculative.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

The Fund may invest directly or indirectly in zero-coupon securities, “step-ups” and PIKs. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. PIKs are debt obligations that pay “interest” in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable and Floating Rate Debt Securities

The Fund may invest in floating rate debt instruments, including Senior Loans (described in more detail above). Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

The Fund may also invest without limit in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Instruments” above. The Fund’s investments in variable- and floating-rate securities may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. See “Taxation.”

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. See “Taxation.”

Derivative Instruments

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market, credit, interest rate and other risks in the portfolio. The Fund’s use of credit default swaps and certain other derivative instruments will be limited by the Fund’s 15% limit on illiquid investments to the extent they are determined to be illiquid.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, related indexes and other assets. The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.

In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates, or indexes of securities. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally subject to tax when distributed to shareholders at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in securities markets or the Fund’s debt investments, or arising from its use of derivatives.

Also, suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

As further described below under “Additional Risk Factors in Cleared Derivatives Transactions,” federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy.

In addition, for purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count certain derivative instruments, such as interest rate swaps, credit default swaps in which the Fund is buying protection, options on swaps, and Eurodollar futures, at market value in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the exposure provided by these instruments is not equal to the full notional value of the derivative. With regard to other derivatives, such as futures, forwards, total return swaps, and credit default swaps in which the Fund is selling protection, the Fund will count the full notional value of the derivative in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the Fund’s exposure to the underlying asset is equal to the notional value.

For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Securities and Indexes. The Fund may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price, often at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain put options written by the Fund, which counterparties may use as a source of liquidity, and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees in an amount equal to the Fund’s net obligation under the option. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Fund’s valuation policies and procedures. See “Net Asset Value” below.

OTC Options. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by the Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of the Fund within seven days. These policies are not fundamental policies of the Fund and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent the Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that the Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the security or other asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may invest in futures or options on futures with respect to interest rates or securities. In addition, the Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. The Fund purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

An interest rate or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes or financial instruments may represent new investment products that lack track records.

The Fund might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.

Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund may but is not required to “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may but is not required to maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund may but is not required to “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund may but is not required to “earmark” or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that “physically settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. As of the date of this Statement of Additional Information, the Fund and/or PIMCO has claimed an exclusion from commodity pool operator (“CPO”) registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts. Options on securities, futures contracts, and options on futures contracts may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at the rate applicable to ordinary income) than if the Fund had not used such instruments.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. The Fund may also enter into options on swap agreements (“swaptions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures approved by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

The Fund also may enter into OTC and cleared credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the Fund’s obligation under the swap. Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives, including among others interest rate swaps and credit default swaps. Because these requirements are new and evolving, and certain of the rules are not yet final, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner PIMCO might otherwise choose. New rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. It is also unclear how the regulatory changes will affect counterparty risk. See “Risk of Potential Government Regulation of Derivatives” and “Additional Risk Factors in Cleared Derivatives Transactions” below for further detail.

Additionally, U.S. regulators recently issued final rules under the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions that will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and their swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk of future market trends or the values of assets, reference rates, indexes, or other economic factors. If the Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Title VII of the Dodd-Frank Act establishes a framework for the regulation of the OTC swap markets outlining the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Structured Notes. The Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

In addition, in December 2015, the SEC proposed new regulations applicable to registered investment companies’ use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Additional Risk Factors in Cleared Derivatives Transactions. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that PIMCO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing members is developed by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility (a “SEF”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. This execution requirement may make it more difficult and costly for funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Fund to new kinds of risks and costs.

Asset Segregation. Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

Hybrid Instruments

The Fund may invest in “hybrid” or indexed securities, which is a type of potentially high-risk derivative that combines a traditional stock, or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or fixed income securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act. In addition, the Fund’s investments in these products may be limited by the Fund’s intention to qualify as a regulated investment company, and may limit the Fund’s ability to so qualify.

Confidential Information Access Risk

In managing the Fund, PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limit, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Leverage and Borrowing

The Fund utilizes leverage through its outstanding ARPS, and may obtain additional leverage through tender option bonds. Information regarding the terms and features of the Preferred Shares is provided under “Description of Capital Structure” in the prospectus.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes certain kinds of leverage, such as tender option bonds and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding ARPS through ARPS redemptions or tender offers and may or may not determine to replace such leverage through other sources. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to Common Shareholders.

The Fund’s net assets attributable to its ARPS and the net proceeds the Fund obtains from the use of tender option bonds or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any prospectus supplement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the ARPS together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s ARPS, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the ARPS’ then-current rating and a reference interest rate as described below. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008. In July 2012, Moody’s, a ratings agency that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “Aa2” pursuant to a revised ratings methodology adopted by Moody’s. See “Description of Capital Structure,” “Principal Risks of the Fund—Leverage Risk,” and “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” in the Fund’s Prospectus for more information.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of tender option bonds) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under tender option bonds and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations.

To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of senior securities representing indebtedness used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its ARPS and use of any other forms of leverage (such as the use of tender option bonds), if any, will result in a higher yield on your Common Shares. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and its use of any other forms of leverage are borne by the Common Shareholders (and not by the holders of the Preferred Shares) and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including any assets attributable to any outstanding Preferred Shares), the Investment Manager has a financial incentive for the Fund to use Preferred Shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. The fees received by the Investment Manager are not, however, charged on asset attributable to leverage obtained by the Fund other than through preferred shares.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s) that provide ratings for the ARPS, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of Capital Structure” for more information.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio. See the sections “Use of Leverage” in the Prospectus and “Leverage and Borrowing” above. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act and would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

It is possible that changing government regulation may affect the Fund’s use of these strategies. In December 2015, the SEC proposed new regulations applicable to a fund’s use of instruments including reverse repurchase agreements, short sale borrowings, and any firm or standby commitment agreements or similar agreements. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in such instruments, limit the Fund’s ability to employ certain strategies that use such instruments and adversely affect the Fund’s performance, efficiency in implementing their strategy, liquidity and ability to pursue its investment objectives. Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact the Fund’s ability to utilize these investment strategies and techniques.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counterparties.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, basis swaps, interest rate swaps and other derivative transactions or securities, in order to provide exposure to the high yield or another debt securities market. For instance, the Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the Fund’s receipt of payments from, and the Fund’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “Derivatives Instruments–Swap Agreements and Options on Swap Agreements” in this Statement of Additional Information for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risks of the Fund–Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net Asset Value” in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with the procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Short Sales

The Fund may make short sales to (i) offset potential declines in long positions in similar securities and (ii) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline or will underperform relative to other securities held in the Fund’s portfolio.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures approved by the Board. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.

The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

The Fund’s short sales, if any, are subject to special risks. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. See “Principal Risks of the Fund—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Principal Risks of the Fund—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risks of the Fund—Derivatives Risk.” See also “Principal Risks of the Fund—Segregation and Coverage Risk.”

A Note on Commodity-Linked Derivatives. The Fund may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The Fund bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions. Further, the Fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes” above for further discussion of these notes.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal that it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a regulated investment company under the Code. See “Taxation.”

Illiquid Securities

The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security). PIMCO may be subject to significant delays in disposing of illiquid securities, and other transaction costs that are higher than those for transactions in liquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include, among other things, certain purchased over-the-counter options and the assets to cover certain written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in PIMCO’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act), and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Other Investment Companies

The Fund may invest in securities of other closed- or open-end investment companies, including Exchange Traded Funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act..

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when PIMCO believes share prices of other investment companies offer attractive values.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein.

Fund Operations

Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third party service providers. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover

The selling of the securities held by the Fund and reinvestment of the proceeds is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates). See “Taxation.”

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all derivatives and all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are also excluded from both (a) and (b). For the fiscal year ended December 31, 2016, the Fund’s portfolio turnover rate was [ ]%. For the fiscal year ended December 31, 2015, the Fund’s portfolio turnover rate was [ ]%.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Subject to certain conditions described in the Prospectus and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by PIMCO to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. As a creditor of an issuer, the Fund may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself (collectively, “restructuring transactions”). Although under no obligation to do so, PIMCO, as adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in a restructuring transaction. Accordingly, and subject to applicable procedures approved by the Board of Trustees, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Further, PIMCO has the general authority, subject to the above-mentioned procedures, to represent the Fund on creditors’ committees (or similar committees) or otherwise in connection with a restructuring transaction.

Short-Term Investments / Temporary Defensive Strategies

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. The Fund may also invest without limit in these securities temporarily in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from federal income tax.

Short-Term Taxable Fixed Income Securities

Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include, without limitation, securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. A repurchase agreement is a contractual agreement whereby the seller of securities (e.g., U.S. government securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that PIMCO believes present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. PIMCO will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. PIMCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated investment grade by a major rating agency, or unrated but determined by PIMCO to be of comparable quality, and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers that are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term Municipal Bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of Municipal Paper may be made from various sources, to the extent the funds are available therefrom. Maturities of Municipal Paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Tax Consequences

The requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s utilization of certain investment instruments may alter the amount, timing and character of the Fund’s income, and, in turn, of the Fund’s distributions to its shareholders, relative to other means of achieving similar investment exposure. In certain circumstances, the Fund may be required to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable. For more information concerning these requirements and the taxation of the Fund’s investments, see “Taxation” below.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

1.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

2.	Purchase or sell real estate, although it may purchase securities (including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

3.	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

4.	Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5.	Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

6.	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Other Information Regarding Investment Restrictions

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its net assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund may not change its policy to invest at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers unless it provides shareholders with at least 60 days’ written notice of such change.

To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of ARPS.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

It is a condition of the issuance of the ARPS that they be issued with a credit quality rating of “Aaa” from Moody’s. In order to obtain and maintain the required rating, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody’s. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s ability to achieve its investment objective. Moody’s receives fees in connection with their ratings issuances.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees (the “Board”). Subject to the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”) its Bylaws, as may be amended from time to time (the “Bylaws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — The Board consists of eight Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”), which represents 75% of the Trustees that are Independent Trustees. An Independent Trustee serves as Chairman of the Board and is selected by a vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established six standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee, the Compensation Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties. In addition, the Performance Committee consists of all of the Trustees.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Investment Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds overseen by the Board that are advised by the Investment Manager or have an investment adviser that is an affiliated person of the Investment Manager (the “Fund Complex”), the variety of asset classes those funds include, the assets of the Fund and the other funds overseen by the Board in the Fund Complex and the management and other service arrangements of the Fund and such other funds. The Board also believes that its structure, including the presence of two Trustees who are executives with the Investment Manager or Investment Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight — The Fund has retained the Investment Manager to provide investment advisory services and administrative services. Accordingly, the Investment Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Investment Manager serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Investment Manager and the Fund’s other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with the Fund’s activities. The Board oversees the performance of these functions by the Investment Manager and the Fund’s other service providers, both directly and through the Committee structure it has established. The Board receives from the Investment Manager a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund or their delegates to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks. In the course of these meetings and discussions with the Investment Manager, the Board has emphasized to the Investment Manager the importance of maintaining vigorous risk management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objective; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees and officers of the Fund, their years of birth, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Independent Trustees*

Name, Address, Year of Birth and Class**	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees

Hans W. Kertess 1939 Class I	Chairman of the Board, Trustee	Since 2003	President, H. Kertess & Co., a financial advisory company; and. Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None

Deborah A. DeCotis 1952 Class III	Trustee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly,	89	None

Name, Address, Year of Birth and Class**	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years
			Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).
Bradford K. Gallagher 1944 Class II	Trustee	Since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	89	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

Name, Address, Year of Birth and Class**	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years

James A. Jacobson 1945 Class II	Trustee	Since 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	89	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds (2009-2016).

William B. Ogden, IV 1945 Class I	Trustee	Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None

Alan Rappaport 1953 Class I	Trustee	Since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of	89	None

Name, Address, Year of Birth and Class**	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years
			Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).
Interested Trustees

Craig A. Dawson**** 1968 650 Newport Center Drive, Newport Beach, CA 92660 Class III	Trustee	Since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

Name, Address, Year of Birth and Class**	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During the Past 5 Years
John C. Maney***** 1959 650 Newport Center Drive, Newport Beach, CA 92660 Class III	Trustee	Since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
**	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PIMCO Strategic Income Fund, Inc., each series of PIMCO Managed Accounts Trust, PIMCO Flexible Credit Income Fund AllianzGI Diversified Income & Convertible Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, each series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT.

****	Mr. Dawson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.
*****	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders. So long as the ARPS or any other outstanding Preferred Shares are outstanding, holders of ARPS and holders of any other Preferred Shares outstanding, voting as a separate class, will elect two Trustees and the remaining Trustees will be elected by Common Shareholders and holders of the ARPS and holders of any other Preferred Shares outstanding, voting together as a single class. Holders of the ARPS and holders of any other outstanding Preferred Shares are entitled to elect a majority of the Fund’s Trustees under certain circumstances.

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014

Managing Director and Chief Administrative Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable

Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Laura Melman[2] 1966	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Colleen Miller[2] 1980	Assistant Treasurer	Since March 2017	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Assistant General Counsel, VanEck.

1	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
2	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Dawson, has served in such role for several years. Mr. Dawson, who is also a Managing Director at PIMCO and Head of PIMCO Europe, Middle East and Africa, has served as a Trustee of the Fund since PIMCO assumed the role of the Fund’s investment manager in September 2014. Accordingly, each Trustee is knowledgeable about the Fund’s business and service provider arrangements, in part because, with the exception of Mr. Dawson, he or she has also served for several years as trustee or director to a number of other investment companies advised by the Investment Manager and its affiliates with similar arrangements to that of the Fund. Mr. Dawson has served for several years as trustee or director to a number of European investment vehicles and affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Fund. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director and Head of PIMCO Europe, Middle East and Africa. In that role he is in charge of guiding PIMCO’s business initiatives in Europe, the Middle East and Africa. Prior to taking on this position, Mr. Dawson was PIMCO’s Head of Strategic Business Management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Board has established an Audit Oversight Committee, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of the Fund’s Audit Oversight Committee.

The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of an independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and approves non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

During the fiscal year ended December 31, 2016 the Audit Oversight Committee met [ ] times.

Nominating Committee. The Board has established a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. During the fiscal year ended December 31, 2016 the Nominating Committee met [ ] times.

Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates”, which are set forth as Appendix A to the Fund’s Nominating Committee Charter and attached as Appendix A to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any shareholder recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new shareholder recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix A to this Statement of Additional Information.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Valuation Oversight Committee. The Board has established a Valuation Oversight Committee, which currently consists of currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of the Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of the Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation

Oversight Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Fund’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. During the fiscal year ended December 31, 2016 the Valuation Oversight Committee met [ ] times.

Compensation Committee. The Board has established a Compensation Committee, which currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees who are not directors, officers, partners or employees of PIMCO or any entity controlling, controlled by or under common control with PIMCO. During the fiscal year ended December 31, 2016 the Compensation Committee met [ ] times.

Contracts Committee. The Board of the Fund has established a Contracts Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Ms. DeCotis is the Chair of the Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Fund’s investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of the Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. During the fiscal year ended December 31, 2016 the Contracts Committee met [ ] times.

Performance Committee. The Board has established a Performance Committee, which consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Dawson and Ms. DeCotis. Mr. Rappaport is the Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Fund and any changes in investment philosophy, approach and personnel of the Manager. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year ended December 31, 2016.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities in the Fund beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2016:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Bradford K. Gallagher	$[ ]	Over $100,000
James A. Jacobson	$[ ]	Over $100,000
Hans W. Kertess	$[ ]	Over $100,000
William B. Ogden, IV	$[ ]	Over $100,000
Alan Rappaport	$[ ]	Over $100,000
Deborah A. DeCotis	$[ ]	Over $100,000
Interested Trustee		Over $100,000
John C. Maney	$[ ]	Over $100,000
Craig A. Dawson	$[ ]	Over $100,000

*	The term “Family of Investment Companies” as used herein includes the Fund and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund, and each series of PIMCO Managed Accounts Trust.

To the Fund’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2016 by Independent Trustees and their immediate family members:

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Deborah A. DeCotis	[None]	[N/A]	[N/A]	[N/A]	[N/A]
Bradford K. Gallagher	[None]	[N/A]	[N/A]	[N/A]	[N/A]
James A. Jacobson	[None]	[N/A]	[N/A]	[N/A]	[N/A]
Hans W. Kertess	[None]	[N/A]	[N/A]	[N/A]	[N/A]
William B. Ogden, IV1	[None]	[N/A]	[N/A]	[N/A]	[N/A]
Alan Rappaport	[None]	[N/A]	[N/A]	[N/A]	[N/A]

1 [Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.]

[As of [ ], the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.]

[As of [ ] to the knowledge of the Fund, no person owned beneficially or of record 5% or more of any class of the Fund’s outstanding equity securities on such date.]

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Dynamic Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., and PIMCO Dynamic Credit and Mortgage Income Fund, each a closed-end fund for which the Investment Manager serves as investment manager (together, the “PIMCO Closed-End Funds”), PIMCO Flexible Credit Income Fund (the “PIMCO Interval Fund”) and PIMCO Managed Accounts Trust, an open-end investment management company with multiple series for which PIMCO serves as investment adviser and administrator (the “Trust” and, together with the Fund, the PIMCO Closed-End Funds, and the PIMCO Interval Fund, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Diversified Income & Convertible Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT, (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC, an affiliate of PIMCO, serves as investment adviser. The Independent Trustees receive separate compensation from the Allianz Managed Funds in addition to amounts received for service on the Boards of the PIMCO-Managed Funds.

Each of the PIMCO-Managed Funds holds joint meetings of their Boards of Trustees whenever possible. Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between the Fund and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Fund has no employees. The Fund’s officers, Mr. Dawson and Mr. Maney, are compensated by PIMCO or its affiliates, as applicable.

The Trustees do not receive any pension or retirement benefits from the Fund or the Fund Complex (see below).

The following table provides information concerning the compensation paid to the Trustees for the fiscal year ended December 31, 2016 for the Fund and the compensation received by the Trustees for serving as Trustees of the Fund and other funds in the same “Fund Complex” as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager, or of any entity controlling, controlled by or under common control with the Investment Manager, including any Interested Trustee, serves without any compensation from the Fund.

Name of Trustee	Aggregate compensation from the Fund for the Fiscal Year Ended December 31, 2016**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2016*
Trustees
Deborah A. DeCotis	$[ ]	[N/A]	[N/A]	$450,000
Bradford K. Gallagher	$[ ]	[N/A]	[N/A]	$450,000
James A. Jacobson	$[ ]	[N/A]	[N/A]	$525,000
Hans W. Kertess	$[ ]	[N/A]	[N/A]	$525,000
William B. Ogden, IV	$[ ]	[N/A]	[N/A]	$450,000
Alan Rappaport	$[ ]	[N/A]	[N/A]	$450,000

* In addition to the PIMCO-Managed Funds, which are advised by the Investment Manager, during the Fund’s most recently completed calendar year, all of the Trustees (other than Messrs. Dawson and Maney) served as trustees of the Allianz-Managed Funds, which are managed by Allianz Global Investors U.S. LLC. The Allianz-Managed Funds and the PIMCO-Managed Funds are considered to be in the same “Fund Complex.” Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 89 funds in the Fund Complex. Mr. Maney and Mr. Dawson currently serve as trustee or director of 26 funds in the Fund Complex. For the calendar year ended December 31, 2016, amounts received by the Trustees from PIMCO-Managed Funds were: for Mr. Kertess, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Gallagher, Ogden, Rappaport and Ms. DeCotis, $225,000. These amounts are included in the Fund Complex totals in the table above.

** Messrs. Dawson and Maney are interested Persons of the Fund and do not receive compensation from the Fund for their services as Trustees.

Codes of Ethics

The Fund and PIMCO have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

INVESTMENT MANAGER

Investment Manager

PIMCO, a Delaware limited liability company, serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between PIMCO and the Fund. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $[ ] trillion of assets under management as of [ ], 2017.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by Allianz Asset Management of America LLC, Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company and by certain current and former officers of PIMCO. Allianz Asset Management of America L.P. was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management L.P. is majority owned by Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of [ ], 2017, Allianz SE had third-party assets under management of approximately $[ ] billion.

The general partner of Allianz Asset Management of America L.P. has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Fund generally is precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Fund or PIMCO, and the Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Fund’s ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Legal Proceedings

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

Investment Management Agreement

Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.685% of the Fund’s average daily net assets, including daily net assets attributable to any preferred shares that may be outstanding, for the services rendered, for the facilities it provides and for certain expenses borne by the Investment Manager pursuant to the Investment Management Agreement. Average daily net assets means an average of all the determinations of the Fund’s net assets during a given month at the close of business on each business day during such month.

Pursuant to the Investment Management Agreement, PIMCO shall provide to the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice and statistical and economic data and information. In addition, under the terms of the Investment Management Agreement, subject to the general supervision of the Board of Trustees, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund under what is essentially an all-in fee structure, including but not limited to the supervision and coordination of matters relating to the operation of the Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for the Fund; the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws; the maintenance of the books and records of the Fund; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; the provision of administrative services to shareholders for the Fund including the maintenance of a shareholder information telephone number, the provision of certain statistical information and performance of the Fund, an internet website (if requested), and maintenance of privacy protection systems and procedures; the preparation and filing of such registration statements and other documents with such authorities as may be required to register and maintain the listing of the shares of the Fund; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); and the preparation, filing and distribution of proxy materials, periodic reports to shareholders and other regulatory filings.

In addition, under the Investment Management Agreement, PIMCO will procure, at its own expense, the following services, and will bear expenses associated with the following for the Fund, which expenses are currently borne directly by the Fund: a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; a recordkeeping agent to maintain the portfolio accounting records for the Fund; a transfer agent for the Fund; a dividend disbursing agent and/or registrar for the Fund; all audits by the Fund’s independent public accountant (except fees to auditors associated with satisfying rating agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents); valuation services; maintaining the Fund’s tax records; all costs and/or fees incident to meetings of the Fund’s shareholders, the preparation, printing and mailing of the Fund’s prospectuses, notices and proxy statements, press releases and reports to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, the expense of issuing, redeeming, registering and qualifying for sale, common shares with the federal and state securities authorities, and the expense of qualifying and listing Shares with any securities exchange or other trading system; legal services (except for extraordinary legal expenses); costs of printing certificates representing Shares of the Fund; the Fund’s pro rata portion of its fidelity bond and other insurance premiums; and association membership dues.

The Fund (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified fee under the Investment Management Agreement. These include fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; the salaries and other compensation or expenses, including travel expenses, of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; costs, including dividend cost and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; organizational and offering expenses of the Fund, including with respect to share offerings following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; extraordinary legal costs; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Because the fees received by the Investment Manager are based on the average daily net assets of the Fund (including any assets attributable to any preferred shares that may be outstanding), the Investment Manager has a financial incentive for the Fund to utilize preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Fund’s Common Shareholders, on the other hand.

Pursuant to the Investment Management Agreement, the Fund paid the Investment Manager a total of $[ ] for the fiscal year ended December 31, 2016, $[ ] for the fiscal year ended December 31, 2015,1 $[ ] for the fiscal year ended April 30, 2015 and for the fiscal year ended April 30, 2014.

Certain Terms of the Investment Management Agreement

The Investment Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Investment Manager). By its terms the Investment Management Agreement continues in force with respect to the Fund for an initial one year period, and continues in force from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Investment

[1]

On December 16, 2014, the Board approved a change of PCQ’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

Manager or the Fund, and (ii) by the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the Fund or by the Fund to the Investment Manager.

The Investment Management Agreement provides that the Investment Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Portfolio Managers

Other Accounts Managed. David Hammer also manages the other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2016 (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Fund); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio manager.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)

David Hammer
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in the LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund. The information is as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David Hammer	[ ]

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th will be made available without charge on the Fund’s website at www.pimco.com and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its affiliates and its employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. PIMCO may acquire on behalf of its clients (including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. PIMCO have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are often traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Fund and buys and sells such securities, options, futures, swap agreements and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking best execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of the portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Fund.

The Fund paid brokerage commissions of $[ ] for the fiscal year ended December 31, 2016, $[ ] for the fiscal year ended December 31, 20152, $[ ] for the fiscal year ended April 30, 2015, and for the fiscal year ended April 30, 2014.

2 On December 16, 2014, the Board approved a change of PCQ’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Conversely, research and brokerage services provided to the Fund by broker-dealers in connection with trades executed on behalf of other clients of PIMCO may be useful to PIMCO in managing the Fund, although not all of these services may be necessarily useful and of value to PIMCO in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, as amended, PIMCO may cause the Fund to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if PIMCO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or PIMCO’s overall responsibilities to the advisory accounts for which PIMCO exercises investment discretion.

PIMCO may place orders for the purchase and sale of exchanged-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Fund expressly permitting the affiliated broker-dealer to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by the Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

[The Fund did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2016, December 31, 20153, April 30, 2015, and April 30, 2014.]

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The following table lists the regular brokers or dealers of the Fund whose securities the Fund acquired during the fiscal year ended December 31, 2016, as well as the Fund’s holdings in such brokers or dealers as of December 31, 2016.

Broker or Dealer	Value of Securities Held by the Fund as of December 31, 2016
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.

For U.S. federal income tax purposes, the Fund is currently required to allocate each type of its income (such as ordinary income and net capital gain), if any, between and among Common Shares and each series of Preferred Shares in proportion to total distributions paid to each class for the tax year.

While any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of additional Common Shares or options, warrants or rights to subscribe for or purchase Common Shares or other shares ranking junior to the ARPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the ARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except

3 On December 16, 2014, the Board approved a change of PCQ’s fiscal year end from April 30 to December 31. Information is provided for the “stub” period from May 1, 2015 through the Fund’s new fiscal year end of December 31, 2015.

by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to ARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with ARPS as to dividends and upon liquidation), unless and only if: (i) immediately after such transaction, the Fund would have Moody’s Eligible Assets with an aggregate discounted value equal to or greater than the APS Basic Maintenance Amount and 1940 Act APS Asset Coverage would be satisfied (each as defined and described under “Description of Capital Structure — Rating Agency Guidelines and Asset Coverage;” (ii) full cumulative dividends on the ARPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent for the Preferred Shares; (iii) any gross-up dividend required to be paid before the date of such declaration or payment has been made and (iv) the Fund has redeemed the full number of ARPS required to be redeemed by any provision for mandatory redemption contained in the Bylaws. This latter limitation on the Fund’s ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See “Taxation.”

The Board of Trustees has declared a dividend of $[ ] per Common Share payable on [ ].

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with no par value per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares have been fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, are non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund’s ARPS are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on ARPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to ARPS would be at least 200% after giving effect to such distributions. See “Description of Capital Structure” in the Prospectus.

The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in corporate debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following any offering of ARPS by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Fund.”

ARPS

See “Description of Capital Structure” in the Prospectus for information relating to the ARPS.

As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding ARPS, with no deduction for the liquidation preference of the ARPS. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of ARPS from “net assets,” so long as the ARPS have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s ARPS will be treated as stock (rather than indebtedness).

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony. Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the holders of shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) upon written notice to shareholders of the Fund.

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Notwithstanding the foregoing, at any time when the Fund’s ARPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent, if any, to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on ARPS issued by the Fund and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and ARPS voting together as a single class, and the holders of a “majority of the outstanding” ARPS voting as a separate class, in order to authorize a conversion.

If the Fund were to convert to an open-end company, it would be required to redeem all ARPS then outstanding (required in turn that it liquidate a portion of its investment portfolio) and the Fund’s Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would likely have to significantly reduce any leverage it is then employing and would not be able to invest more than 15% of its net assets in illiquid securities, either or both of which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, tender option bonds or other forms of leverage are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Principal Risks of the Fund—Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION [TO BE UPDATED BY AMENDMENT]

[The following discussion of U.S. federal income tax consequences of investment in Common Shares of the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Common Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

Taxation of the Fund

The Fund has elected and intends each year to qualify and be eligible to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to Common Shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

As described under “Distributions” in the Prospectus, if at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may repurchase or otherwise retire Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the regulated investment company is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.

Fund Distributions

The Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Fund’s Dividend Reinvestment Plan (see “Dividend Reinvestment Plan” in the Prospectus). A shareholder whose distributions are reinvested in Common Shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued Common Shares are issued under the Dividend Reinvestment Plan, generally the fair market value of the newly issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

[Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.]

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Interest income, short-term capital gain and, generally, REIT distributions, are not qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The IRS currently requires a regulated investment company that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, as applicable, the Fund intends each tax year to allocate Capital Gain Dividends between and among its Common Shares and each series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying for the dividends received deduction or as qualified dividend income will be allocated between and among Common Shares and each series of Preferred Shares separately from dividends that do not so qualify, in each case in proportion to the total dividends paid to each share class for the Fund’s tax year.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. Where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on Common Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If the Fund holds, directly or indirectly, one or more “tax credit bonds,” such as Build America Bonds issued before January 1, 2011 on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Sales, Exchanges or Repurchases of Shares

The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In the event that the Fund repurchases a shareholder’s Common Shares (as described in the Prospectus), such repurchase generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares (and such shareholder does not hold and is not deemed to hold any Preferred Shares), thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. In the event a repurchase is treated as a Section 301 distribution, any Fund shares held by a shareholder thereafter will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling Common Shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If the Fund were to repurchase Common Shares on the open market, such repurchase would similarly result in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, and Preferred Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, pay-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – (i.e., at a premium) – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

High Yield Discount Obligations

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. As a result, the Fund expects to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal bonds is not expected to be taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are not expected to be taxable to shareholders of the Fund when distributed to them.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Short Sales

To the extent the Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Short sales therefore may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

Mortgage-Related Securities

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a regulated investment company that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares. In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds, if any, paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively,“FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, and, on or after January 1, 2019, 30% of the gross proceeds of sales or exchanges and certain Capital Gain Dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.]

State Tax Matters. Tax matters pertaining to California are set forth in Appendix B.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may be a suitable investment for a shareholder who is a resident of California and thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor’s tax position.

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT, AUCTION AGENT AND DIVIDEND DISBURSEMENT AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue Kansas City, MO 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], [ ] serves as independent registered public accounting firm for the Fund. [ ] provides audit services, tax and other audit related services to the Fund.

COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

The Fund’s financial statements appearing in the Fund’s annual shareholder reports for the year ended December 31, 2016 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the reports of [ ], independent registered public accounting firm for the Fund, which reports are included in such annual shareholder reports. The annual shareholder reports are available upon request and without charge by writing to the Fund at c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

A–1

Appendix B

Factors Pertaining to California

The Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by the Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

A–2

California’s fiscal health has improved since the severe recession ended in 2009, which caused large budget deficits. California’s General Fund budget has achieved structural balance for the last five fiscal years. In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated to balance budgets during the most recent recession and years prior.

California’s real gross domestic product (“GDP”) increased by 2.8% in 2014, and totaled $2.3 trillion at current prices, keeping California as the eighth largest economy in the world. California has also added jobs at a faster rate than the nation since 2012. The California economy is expected to continue making solid progress. Most individual sectors of the State economy have experienced solid growth, with the exception of the agriculture sector, which experienced modest growth. Agriculture production totaled $54 billion out of $2.3 trillion in California’s GDP for 2014. At 2.3% of the total State economy, declines in the agriculture sector due to drought are expected to be offset by growth in other sectors.

The Governor released his proposed budget for fiscal year 2016-17 on January 7, 2016 (“Governor’s Budget”). The Governor’s Budget restored some previous budget cuts and expanded services, but continued to place strong emphasis on building reserves, paying down existing obligations, and restoring and upgrading the State’s infrastructure. Although a strengthening economy continues to push revenues higher, the Governor’s Budget included provisions for the next recession, as history has shown that the General Fund’s major revenue source, personal income taxes, tends to drop precipitously during economic downturns. The Governor’s Budget allocated a significant portion of discretionary resources to increasing total reserves beyond constitutional funding requirements, such as those required by Proposition 2 and Proposition 98.

On May 13, 2016, the Governor revised the projections contained in the Governor’s Budget (“May Revision”). The May Revision projected total reserves of $9.5 billion by the end of fiscal year 2016-17—$6.7 billion in the Budget Stabilization Account (“BSA”), as required under Proposition 2, and $2.8 billion in the General Fund. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts. During fiscal year 2016-17, per the May Revision, the Governor proposed to spend a total of $1.3 billion to repay some of the General Fund’s loans from special funds and transportation projects, to partially settle-up previous Proposition 98 underfunding of local education and to reduce some of the University of California employee pension liabilities.

The May Revision projected that General Fund revenues and transfers would be $120.1 billion and expenditures would be $122.2 billion. The May Revision stated that the General Fund began fiscal year 2015-16 with a surplus balance of $3.4 billion, and projected that the General Fund would begin fiscal year 2016-17 with a surplus of approximately $4.8 billion. The projected fiscal year 2016-17 General Fund revenues and transfers were 2.6% greater than the revised fiscal year 2015-16 estimate of $117.0 billion, while the projected fiscal year 2016-17 expenditures were 5.7% greater than the revised fiscal year 2015-16 estimate of $115.6 billion.

A–3

On June 27, 2016, the Governor’s Budget was signed into law (“Enacted Budget”). The Enacted Budget projects that General Fund revenues and transfers will be $120.3 billion and expenditures will be $122.5 billion. The Enacted Budget states that the General Fund began fiscal year 2015-16 with a surplus balance of $3.4 billion, and projects that the General Fund will begin fiscal year 2016-17 with a surplus of approximately $4.9 billion. The projected fiscal year 2016-17 General Fund revenues and transfers are 2.8% greater than the revised fiscal year 2015-16 estimate of $117.0 billion, while the projected fiscal year 2016-17 expenditures are 6.0% greater than the revised fiscal year 2015-16 estimate of $115.6 billion.

According to the Legislative Analyst’s Office, California’s nonpartisan fiscal and policy advisor, the State may be reaching the peak of its long economic expansion. Planning for the next downturn, which includes setting aside budget reserves, is an important priority. The Governor’s emphasis on reserves is prudent, as a large budget reserve is the key to weathering the next recession with minimal disruption to public programs.

Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of July 11, 2016, California’s general obligation bonds were assigned ratings of Aa3, AA- and A+ by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

A–4

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Included in Part A:

[To be provided by amendment.]

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed February 28, 2017 (File No. 811- 10379):

Schedule of Investments as of December 31, 2016

Statement of Assets and Liabilities as of December 31, 2016

Statement of Operations for the year ended December 31, 2016

Statements of Changes in Net Assets for the year ended December 31, 2016; the fiscal period from May 1, 2015 to December 31, 2015; and the year ended April 30, 2015

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm dated February 24, 2017

2.	Exhibits:

a.1	Amended and Restated Agreement and Declaration of Trust dated June 19, 2001. (1)

a.2	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated September 22, 2011.*

a.3	Notice of Change of Trustee and Principal Address dated September 5, 2014.*

b.1	Amended and Restated Bylaws of Registrant dated December 12, 2012.*

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (1)

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant.*

d.3	Form of Share Certificate of the Common Shares. (1)

d.4	Specimen certificates representing the Registrant’s Auction Preferred Shares of beneficial interest. (2)

e.	Terms and Conditions of Dividend Reinvestment Plan. (1)

f.	None.

g.1	Investment Management Agreement between Registrant and Pacific Investment Management Company LLC dated September 5, 2014. *

h.1	Form of Sales Agreement.*

i	None.

j.1	Form of Custodian Agreement between Registrant and State Street Bank & Trust Co. (1)

k.1	Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC.*

k.2	Form of Support Services Agreement between Registrant and PIMCO Investments LLC.*

l.	Opinion and consent of Ropes & Gray LLP.*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	None.

p.	Subscription Agreement of PIMCO Fund Advisors LLC. (2)

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Pacific Investment Management Company LLC.*

r.3	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.*

s.	Powers of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV, Alan Rappaport, and Craig A. Dawson – filed herewith.

(1)	Incorporated by reference to Pre-Effective Amendment No.2 to the Registrant’s Registration Statement on Form N-2, File No. 333-61300 and 811-10379 (filed on June 25, 2001).
(2)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, File No. 333-61300 and 811-10379 (filed on June 26, 2001).
*	To be filed by amendment.

Item 26:	Marketing Arrangements

Reference is made to the form of sales agreement for the Registrant’s common shares to be filed in a post-effective amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in the Registrant’s Prospectus, filed herewith as Part A of the Registrant’s Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	*
Financial Industry Regulatory Authority, Inc. Fees		*
Printing and Engraving Expenses		*
Legal Fees		*
New York Stock Exchange Fees		*
Accounting Expenses		*
Transfer Agent Fees		*
Marketing Expenses		*
Miscellaneous Expenses		*

Total		*

*	To be completed by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At                     , 2017:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	[To be completed by amendment.]
Preferred Shares

Item 30:	Indemnification

Reference is made to Article VIII Sections (1) through (4), of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Amended and Restated Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Pacific Investment Management Company LLC, the Registrant’s investment manager, are set forth under the caption “Investment Manager” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Pacific Investment Management Company LLC.

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO
Anderson, Joshua M.	Managing Director, PIMCO
Balls, Andrew Thomas	Managing Director and CIO Global, PIMCO
Baz, Jamil	Managing Director, PIMCO; Formerly Senior Managing Director and Chief Investment Strategist, Man Group PLC.
Blute, Ryan Patrick	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Braun, David	Managing Director, PIMCO

Name	Business and Other Connections
Bridwell, Jennifer S	Managing Director, PIMCO
Clarida, Richard H.	Managing Director, PIMCO
Cudzil, Michael	Managing Director, PIMCO
Dawson, Craig A.	Managing Director and Head of Europe, Middle East and Africa, PIMCO; Trustee, PIMCO Managed Accounts Trust.
De Leon, William G.	Managing Director, PIMCO
Devlin, Edward	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Fahmi, Mohsen	Managing Director, PIMCO; Formerly Senior Portfolio Manager, Moore Capital Management
Fels, Joachim	Managing Director, PIMCO; Formerly Managing Director and Chief Economist, Morgan Stanley
Fisher III, David N.	Managing Director, PIMCO
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Gomez, Michael A.	Managing Director, PIMCO
Graham, Stuart	Managing Director, PIMCO
Gupta, Sachin	Managing Director, PIMCO
Harris, Brent Richard	Managing Director, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Hodge, Douglas M.	Managing Director and Senior Advisor, PIMCO. Trustee and Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Horne, Jonathan Lane	Managing Director, PIMCO
Hyman, Daniel	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director and Group Chief Investment Officer, PIMCO
Jacobs IV, Lew W.	Managing Director and President, PIMCO
Jessop, Andrew	Managing Director, PIMCO
Johnson, Nicholas	Managing Director, PIMCO

Name	Business and Other Connections
Kersman, Alec	Managing Director, PIMCO
Kiesel, Mark R.	Managing Director and CIO Global Credit, PIMCO
Kirkowski, John	Managing Director, PIMCO
Korinke, Kimberley Grace	Managing Director, PIMCO
LeBrun Jr., Richard R.	Managing Director, PIMCO
Louanges, Matthieu	Managing Director, PIMCO
Luccioni, Laurent	Managing Director, PIMCO
Mariappa, Sudesh N.	Managing Director, PIMCO
Martel, Rene	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director and CIO U.S. Core Strategies, PIMCO
Matsui, Akinori	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities.
Mead, Robert	Managing Director, PIMCO
Mittal, Mohit	Managing Director, PIMCO
Mogelof, Eric J.	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Murata, Alfred T.	Managing Director, PIMCO
Murray, John William	Managing Director, PIMCO
Nieves, Roger	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Pagani, Lorenzo P.	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Roman, Emmanuel	Managing Director and Chief Executive Officer, PIMCO; Formerly Chief Executive Officer, Man Group PLC.
Schneider, Jerome M.	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director and CIO, Non-traditional Strategies, PIMCO
Shanahan, Robin Christine	Managing Director, PIMCO
Stahl, Cathleen	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO
Strelow, Peter G.	Managing Director, PIMCO. President and Principal Executive Officer of the Trust. President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Managed Accounts Trust
Sundstrom, Geraldine	Managing Director, PIMCO; Formerly, Portfolio Manager, Brevan Howard
Sutherland, Eric Michael	Managing Director, PIMCO; Head of Sales, PIMCO Investments. Formerly, Managing Director, Nuveen Investments.
Thimons, Joshua	Managing Director, PIMCO
Tournier, Eve	Managing Director, PIMCO
Vaden, Andrew Taylor	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Whitten, Candice Stack	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO

Name	Business and Other Connections
Witt, Frank	Managing Director, PIMCO
Worah, Mihir P.	Managing Director and CIO Real Return and Asset Allocation, PIMCO
Young, Robert O.	Managing Director, PIMCO

The address of PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660.

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO California Municipal Income Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of The Fund by any officer or Trustee of the Fund as an officer or Trustee and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 6th day of July, 2017.

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

By:	Peter G. Strelow*
Name:	Peter G. Strelow
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

Peter G. Strelow*	President (Principal Executive Officer)	July 6, 2017
Peter G. Strelow

Treasurer (Principal Financial &
William G. Galipeau*	Accounting Officer)	July 6, 2017
William G. Galipeau

Deborah A. DeCotis*	Trustee	July 6, 2017
Deborah A. DeCotis

Bradford K. Gallagher*	Trustee	July 6, 2017
Bradford K. Gallagher

James A. Jacobson*	Trustee	July 6, 2017
James A. Jacobson

Hans W. Kertess*	Trustee	July 6, 2017
Hans W. Kertess

John C. Maney*	Trustee	July 6, 2017
John C. Maney

William B. Ogden, IV*	Trustee	July 6, 2017
William B. Ogden, IV

Alan Rappaport*	Trustee	July 6, 2017
Alan Rappaport

Craig A. Dawson*	Trustee	July 6, 2017
Craig A. Dawson

*By:	/s/ David C. Sullivan
David C. Sullivan as attorney-in-fact

*Pursuant to power of attorney filed herewith.

INDEX OF EXHIBITS

Exhibit	Exhibit Name

s.	Powers of Attorney for William Gallipeau, Peter Strelow, Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV, Alan Rappaport, and Craig A. Dawson.